Exhibit 10.01

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of the Effective Date between SILICON VALLEY BANK, a California corporation (“Bank”), and MERU NETWORKS, INC., a Delaware corporation (“Borrower”), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

1              ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2              LOAN AND TERMS OF PAYMENT

2.1          Promise to Pay. Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.1.1       Revolving Advances.

(a)           Availability. Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank will make Advances to Borrower up to an amount (“Net Borrowing Availability”) not to exceed the lesser of: (i) the Maximum Dollar Amount minus the Term Loan Reserve; or (ii) the Borrowing Base minus the Term Loan Reserve.

(b)           Streamline Period. Borrower may, at its option, elect not to have any Advances outstanding during specified periods of time (each, a “Streamline Period”). At least 10 days prior to requesting that a Streamline Period be put into effect, Borrower shall give Bank written notice thereof, specifying the date the Streamline Period is to begin. On or prior to the Business Day immediately preceding the commencement of the Streamline Period, Borrower will pay to Bank, by wire transfer, an amount sufficient to repay in full all outstanding Advances, all accrued interest thereon, and all other outstanding monetary Obligations (other than the Term Loan). During a Streamline Period, Borrower may not request any Advances, and Bank shall have no obligation to make any Advances, but Borrower may utilize the Letter of Credit facility under Section 2.1.2 below, the FX Forward Contract facility under Section 2.1.3 below, and the Cash Management Services facility under Section 2.1.4 below, subject to the limitations therein set forth and subject to the Overall Sublimit in Section 2.1.5 below. To terminate a Streamline Period, Borrower shall provide Bank at least 30 days prior written notice thereof together with such information relating to the Eligible Accounts and other Collateral as Bank may specify.

(c)           Termination; Repayment. The Revolving Line terminates on the Revolving Line Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.

2.1.2       Letters of Credit Sublimit.

(a)           Subject to the Overall Sublimit in Section 2.1.5 below, as part of the Revolving Line, Bank shall issue or have issued Letters of Credit for Borrower’s account. The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed the Availability Amount. Such aggregate amounts utilized hereunder shall at all times reduce the amount otherwise available for Advances under the Revolving Line. If, on the Revolving Maturity Date, there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to 105% of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to said Letters of Credit. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s standard Application and Letter of Credit Agreement (the “Letter of Credit Application”). Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. Borrower further agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Bank and opened for Borrower’s account or by

Bank’s interpretations of any Letter of Credit issued by Bank for Borrower’s account, and Borrower understands and agrees that Bank shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto.

(b)           The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, such Letters of Credit, and the Letter of Credit Application.

(c)           Borrower may request that Bank issue a Letter of Credit payable in a Foreign Currency. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus fees and charges in connection therewith such as wire, cable, SWIFT or similar charges) in Dollars at the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

(d)           To guard against fluctuations in currency exchange rates, upon the issuance of any Letter of Credit payable in a Foreign Currency, Bank shall create a reserve (the “Letter of Credit Reserve”) under the Revolving Line in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of the Letter of Credit Reserve may be adjusted by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Revolving Line shall be reduced by the amount of such Letter of Credit Reserve for as long as such Letter of Credit remains outstanding.

2.1.3       Foreign Exchange Sublimit. Subject to the Overall Sublimit in Section 2.1.5 below, as part of the Revolving Line, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”); provided that 10% of the amount of such FX Forward Contracts may not exceed the Availability Amount. FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract in a maximum aggregate amount equal to $2,000,000 (the “FX Reserve”). The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times the amount of the FX Reserve.

2.1.4       Cash Management Services Sublimit. Subject to the Overall Sublimit in Section 2.1.5 below, Borrower may use up to $2,000,000 (the “Cash Management Services Sublimit”) of the Availability Amount for Bank’s cash management services which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”). Any amounts Bank pays on behalf of Borrower or any amounts that are not paid by Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.1.5       Overall Aggregate Sublimit. In no event shall the total amount of (i) outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and (ii) the FX Reserve, and (iii) the amount of the Availability Amount utilized for Cash Management Services, at any time exceed $2,000,000 in the aggregate (the “Overall Sublimit”).

2.1.6       Term Loan.

(a)           Term Loan. Bank shall make one (1) term loan available to Borrower in one disbursement, in an amount up to $1,500,000 (the “Term Loan Amount”), concurrently herewith, subject to the satisfaction of the terms and conditions of this Agreement.

(b)           Repayment. Borrower shall repay the Term Loan in (i) 36 equal installments of principal, plus (ii) monthly payments of accrued interest (collectively, the “Term Loan Payment”), commencing on February 1, 2007 and continuing on the first day of each month thereafter. Borrower’s final Term Loan Payment, due on the Term Loan Maturity Date, shall include all outstanding principal and accrued and unpaid interest under the Term Loan.

(c)           Prepayment. At Borrower’s option, so long as no Event of Default has occurred and is continuing, Borrower shall have the option to prepay all, but not less than all, of the Term Loan, provided Borrower, (a) provides written notice to Bank of its election to prepay the Term Loan at least thirty (30) days prior to such

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prepayment, and (b) pays, on the date of the prepayment (i) the entire unpaid principal balance of the Term Loan, plus (ii) all accrued interest thereon, plus (iii) a prepayment fee equal to (A) 3% of the unpaid principal balance of the Term Loan if prepayment occurs on or prior to the first anniversary of the Effective Date, (B) 2% of the unpaid principal balance of the Term Loan if prepayment occurs after the first anniversary of the Effective Date and on or prior to the second anniversary of the Effective Date, and (C) 1% of the unpaid principal balance of the Term Loan if prepayment occurs after the second anniversary of the Effective Date.

(d)           Term Loan Reserve. “Term Loan Reserve” shall mean an amount equal to the entire unpaid principal balance of the Term Loan outstanding from time to time; provided that the amount of the Term Loan Reserve shall be reduced as follows:

(1)           If Borrower’s Bookings (as defined below) in the fiscal quarter of Borrower ending December 31, 2006 are 90% or more than the amount of Bookings for such quarter shown on the 2006-2007 Plan dated August 18, 2006, a copy of which is attached hereto as Exhibit G (the “Plan”), then the amount of the Term Loan Reserve shall be reduced by $500,000.

(2)           If (A) Borrower’s Bookings in the two fiscal quarters of Borrower ending March 31, 2007 and June 30, 2007 combined are 80% or more than the combined amount of Bookings for such quarters shown on the Plan, or (B) Borrower receives net cash proceeds of $15,000,000 or more from the issuance of equity securities by Borrower prior to June 30, 2007, then, in either such case, the amount of the Term Loan Reserve shall be reduced by an additional $500,000.

(3)           If Borrower’s Bookings in the three fiscal quarters of Borrower ending March 31, 2007, June 30, 2007 and September 30, 2007 combined are 80% or more than the combined amount of Bookings for such quarters shown on the Plan, then the amount of the Term Loan Reserve shall be reduced to zero.

As used herein, “Bookings” shall mean agreements signed by customers of the Borrower (including, without limitation, the Borrower’s distributors and re-sellers) that will, within 90 days of signing, result in shipment of products and revenues or deferred revenues.

2.2          Overadvances. If at any time or for any reason the total of all outstanding Advances and all other monetary Obligations exceeds Net Borrowing Availability (an “Overadvance”), Borrower shall immediately pay the amount of the excess to Bank, without notice or demand. Without limiting Borrower’s obligation to repay to Bank the amount of any Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

2.3          Payment of Interest on the Credit Extensions.

(a)           Interest Rates

(i)       Advances. Subject to Section 2.3(b), the amounts outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the “Prime Rate” in effect from time to time plus 0.75% per annum; provided that if the Quick Ratio Test is not met, the interest rate applicable to the Obligations shall be a per annum rate equal to the “Prime Rate” in effect from time to time, plus 1.50% per annum. Changes in the interest rate based on whether or not the Quick Ratio Test is met shall go into effect as of the first day of the month closest to the date Borrower’s financial statements, which show whether or not the Quick Ratio Test is met, are due, even if the delivery of the financial statements is delayed.

(ii)      Term Loan. Subject to Section 2.3(b), the principal amount outstanding under the Term Loan shall accrue interest at a fixed per annum rate equal to the “Prime Rate” in effect on the date of disbursement of the Term Loan plus 2.00% per annum.

(b)           Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is five percentage points above the rate which is otherwise applicable to the Obligations (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

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(c)           Adjustment to Interest Rate. Changes to the interest rate of any Credit Extension based on changes to the Prime Rate shall be effective on the effective date of any change to the Prime Rate and to the extent of any such change.

(d)           360-Day Year. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.

(e)           Debit of Accounts. Bank may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.

(f)            [intentionally omitted]

(g)           Payment; Interest Computation; Float Charge. Interest is payable monthly on the last calendar day of each month. In computing interest on the Obligations, all Payments received after 12:00 p.m. Pacific time on any day shall be deemed received on the next Business Day. In addition, so long as any principal or interest with respect to any Credit Extension remains outstanding, Bank shall be entitled to charge Borrower a “float” charge in an amount equal to three (3) Business Days interest, at the interest rate applicable to the Advances, on all Payments received by Bank (other than Payments on the Term Loan). The float charge for each month shall be payable on the last day of the month. Bank shall not, however, be required to credit Borrower’s account for the amount of any item of payment which is unsatisfactory to Bank in its good faith business judgment, and Bank may charge Borrower’s Designated Deposit Account for the amount of any item of payment which is returned to Bank unpaid.

2.4          Fees. Borrower shall pay to Bank:

(a)           Commitment Fee. A fully earned, non-refundable commitment fee of $22,500, on the Effective Date; and

(b)           Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit; and

(c)           Termination Fee. Subject to the terms of Section 4.1, a termination fee; and

(d)           Bank Expenses. All Bank Expenses (including reasonable attorneys’ fees and expenses, and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.

3              CONDITIONS OF LOANS

3.1          Conditions Precedent to Initial Credit Extension. Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

(a)           Borrower shall have delivered duly executed original signatures to the Loan Documents to which it is a party;

(b)           Borrower shall have delivered duly executed original signatures to the Control Agreements;

(c)           Borrower shall have delivered its Operating Documents and a good standing certificate of Borrower certified by the Secretary of State of the State of Delaware and a good standing certificate of Borrower certified by the Secretary of State of the State of California as of a date no earlier than thirty (30) days prior to the Effective Date;

(d)           Borrower shall have delivered duly executed original signatures to the completed Borrowing Resolutions for Borrower;

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(e)           Borrower shall have delivered a Payment Agreement from Western Technology Investment;

(f)            Borrower shall have delivered evidence that (i) the Liens securing Indebtedness owed by Borrower to Western Technology Investment will be terminated and (ii) the documents and/or filings evidencing the perfection of such Liens, including without limitation any financing statements and/or control agreements, have or will, concurrently with the initial Credit Extension, be terminated.

(g)           Bank shall have received certified copies, dated as of a recent date, of financing statement searches, as Bank shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(h)           Borrower shall have delivered the Perfection Certificate(s) executed by Borrower;

(i)            Borrower shall have delivered the insurance policies and/or endorsements required pursuant to Section 6.5 hereof; and

(j)            Borrower shall have paid the fees and Bank Expenses then due as specified in Section 2.4 hereof.

3.2          Conditions Precedent to all Credit Extensions. Bank’s obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

(a)           except as otherwise provided in Section 3.4, timely receipt of an executed Payment/Advance Form;

(b)           the representations and warranties in Section 5 shall be true in all material respects on the date of the Payment/Advance Form and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Default or Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 remain true in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(c)           there has not been a Material Adverse Change; and

(d)           the conditions in Section 3.1 have been satisfied.

3.3          Covenant to Deliver.

Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition to any Credit Extension. Borrower expressly agrees that the extension of a Credit Extension prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower’s obligation to deliver such item, and any such extension in the absence of a required item shall be in Bank’s sole discretion.

3.4          Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Pacific time on the Funding Date of the Advance. Together with such notification. Borrower must promptly deliver to Bank by electronic mail or facsimile a completed Transaction Report executed by a Responsible Officer or his or her designee. Bank shall credit Advances to the Designated Deposit Account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee.

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4              CREATION OF SECURITY INTEREST

4.1          Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

This Agreement may be terminated prior to the Revolving Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank or if Bank’s obligation to fund Credit Extensions terminates pursuant to the terms of Section 2.1.1(c). Notwithstanding any such termination, Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee (the “Termination Fee”) in an amount equal to one percent (1%) of the Maximum Dollar Amount. Upon payment in full of the Obligations and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall release its liens and security interests in the Collateral and all rights therein shall revert to Borrower.

4.2          Authorization to File Financing Statements. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

5              REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1          Due Organization and Authorization. Borrower and each of its Subsidiaries are duly existing and in good standing in their respective jurisdictions of formation and are qualified and licensed to do business and are in good standing in any jurisdiction in which the conduct of their business or their ownership of property requires that they be qualified except where the failure to do so is not reasonably expected to have a Material Adverse Change. In connection with this Agreement, Borrower has delivered to Bank a completed certificate signed by Borrower, entitled “Representations and Warranties” dated January 9, 2007 (the “Perfection Certificate”). Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete. If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Bank of such occurrence and provide Bank with Borrower’s organizational identification number.

The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default is reasonably expected to cause a Material Adverse Change.

5.2          Collateral. Borrower has good title to the Collateral, free of Liens except Permitted Liens. Borrower has no deposit account other than the deposit accounts with Bank.

The Collateral is not in the possession of any third party bailee (such as a warehouse), except for Inventory in the United States, held by Extron, 47550 Kato Rd., Fremont, CA 94538 (the “U.S. Fulfillment Center”), and

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Inventory outside the United States held by a foreign fulfillment center, which Borrower shall identify by written notice to Bank within 30 days after the date it is selected by Borrower (the “Non-U.S. Fulfillment Center”). Within 60 days after the date hereof, Borrower shall cause the U.S. Fulfillment Center and the Non-U.S. Fulfillment Center to execute and deliver a Bailee Agreement in the form previously provided by Bank to Borrower.

Except as hereafter disclosed to Bank in writing by Borrower, and other than Collateral which by its very nature is intended to be used at places other than the Borrower’s place of business (such as laptop computers, marketing materials, cell phones, and the like), none of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate.

In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Borrower will first receive the written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank, provided that such consent and acknowledgement shall not be required with respect to (i) Collateral having an aggregate value, for all locations in the United States, not exceeding the Threshold Amount, or (ii) Collateral having an aggregate value, for all locations outside the United States, not exceeding $500,000.

All Inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is the sole owner of its Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business, and except for licenses granted to the Borrower by third parties. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and to the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim is not reasonably expected to cause a Material Adverse Change.

Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any material license or other agreement with respect to which Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property. Borrower shall provide written notice to Bank within thirty days of entering or becoming bound by any such license or agreement which is reasonably likely to have a material impact on Borrower’s business or financial condition (other than over-the-counter software that is commercially available to the public). Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for all such licenses or contract rights to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement (such consent or authorization may include a licensor’s agreement to a contingent assignment of the license to Bank if Bank determines that is necessary in its good faith judgment), whether now existing or entered into in the future.

5.3          Accounts Receivable.

(a)           For each Account with respect to which Advances are requested, on the date each Advance is requested and made, such Account shall be an Eligible Account, set forth in Section 13 below.

(b)           All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be. All sales and other transactions underlying or giving rise to each Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has and will have no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are shown as Eligible Accounts in any Borrowing Base Certificate. To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Accounts are and will be genuine, and all Such documents, instruments and agreements are and will be legally enforceable in accordance with their terms.

5.4          Litigation. There are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than the Threshold Amount.

5.5          No Material Deviation in Financial Statements. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations (it being recognized and agreed

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that, as to such financial statements which are unaudited, certain adjustments may in the future be necessary to bring the financials into conformity with generally acceptable accounting principles). There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6          Solvency. Borrower is able to pay its debts (including trade debts) as they mature.

5.7          Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

5.8          Subsidiaries; Investments. Borrower does not have any Subsidiaries, other than Meru Networks India Pvt. Ltd., an Indian company, and Meru Networks Japan KK, a Japanese company and other Subsidiaries organized with the prior written consent of Bank, and does not own any stock, partnership interest or other equity securities in any other Person, except for Permitted Investments.

5.9          Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Bank in writing of the commencement of, and any material development in, the proceedings, (c) posts bonds or takes any other steps required to prevent the governmental authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.10        Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital, and to fund its general business requirements and not for personal, family, household or agricultural purposes.

5.11        Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representations, warranties, or other statements were made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

6              AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1          Government Compliance. Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a Material Adverse Change. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which would reasonably be expected to cause a Material Adverse Change.

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6.2          Financial Statements, Reports, Certificates.

(a)           Borrower shall provide Bank with the following:

(i)                                     a Transaction Report weekly and at the time of each request for an Advance; provided that, if no Event of Default has occurred and is continuing, Borrower shall not be required to provide Bank with such Transaction Reports at such times if (A) a Streamline Period is in effect, or (B) according to the most recent financial statements of Borrower the Quick Ratio Test has been met;

(ii)           within fifteen (15) days after the end of each month,

(A)          monthly accounts receivable agings, aged by invoice date,

(B)                               monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any,

(C)                               monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, and general ledger,

(D)                               monthly Transaction Reports (including sales, credit memos and collections journals);

(iii)                                  as soon as available, and in any event within thirty (30) days after the end of each month, monthly unaudited financial statements;

(iv)                                 within thirty (30) days after the end of each month a monthly Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks;

(v)                                    (A) annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower, and (B) annual financial projections for the following fiscal year (on a quarterly basis), within ten Business Days after approval by Borrower’s board of directors, together with any related business forecasts used in the preparation of such annual financial projections; and

(vi)                                 as soon as available, and in any event within 180 days following the end of Borrower’s fiscal year, annual financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank.

( b)          [intentionally omitted]

(c)           Prompt written notice of (i) any material change in the composition of the Intellectual Property, (ii) the registration of any Copyright, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in the IP Security Agreement, or (iii) Borrower’s knowledge of an event that materially adversely affects the value of the Intellectual Property.

6.3          Accounts Receivable.

(a)           Schedules and Documents Relating to Accounts. Borrower shall deliver to Bank transaction reports and schedules of collections, as provided in Section 6.2, on Bank’s standard forms; provided, however, that Borrower’s failure to execute and deliver the same shall not affect or limit Bank’s Lien and other rights in all of Borrower’s Accounts, nor shall Bank’s failure to advance or lend against a specific Account affect or limit Bank’s Lien and other rights therein. If requested by Bank, Borrower shall furnish Bank with copies (or, at Bank’s request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts. In addition, Borrower shall deliver to Bank, on its request, the originals of all

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instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary endorsements, and copies of all credit memos.

(b)           Disputes. Borrower shall promptly notify Bank of all disputes or claims relating to Accounts on the regular reports provided by Borrower to Bank. Borrower may forgive (completely or partially), compromise, or settle any Account for less than payment in full, or agree to do any of the foregoing so long as (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, in arm’s-length transactions, and reports the same to Bank in the regular reports provided to Bank; and (ii) no Default or Event of Default has occurred and is continuing; and (iii) after taking into account all such discounts, settlements and forgiveness, the total outstanding Advances will not exceed the lesser of the Revolving Line or the Borrowing Base.

(c)           Collection of Accounts; Lockbox. Whether or not a Default or Event of Default has occurred and whether or not the Streamline Provisions are in effect, Borrower shall direct all Account Debtors to remit all proceeds of Accounts and General Intangibles to a lockbox account, as Bank may specify, pursuant to a lockbox agreement in such form as Bank may specify. Promptly following receipt by Bank of such proceeds in the lockbox account in immediately available funds, Bank shall apply the same as follows:

(1)      If, according to the most recent financial statements of Borrower the Quick Ratio Test has been met, Bank shall deposit such proceeds into Borrower’s operating account at Bank, provided no Default or an Event of Default has occurred and is continuing; and

(2)      If, according to the most recent financial statements of Borrower the Quick Ratio Test has not been met, Bank shall apply such proceeds to the outstanding Advances, and if all outstanding Advances have been paid in full, Bank shall deposit the remainder into Borrower’s operating account at Bank; and

(3)      If a Default or Event of Default has occurred and is continuing, without limiting Bank’s other rights and remedies, Bank shall have the right to apply such proceeds to the outstanding Obligations in such order as it shall determine in its discretion.

Borrower shall hold all payments on, and proceeds of, Accounts and General Intangibles in trust for Bank, and Borrower shall immediately deliver all such payments and proceeds, which are received by Borrower, to the above lockbox account.

(d)           Returns. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower, Borrower shall promptly (i) determine the reason for such return, (ii) issue a credit memorandum to the Account Debtor in the appropriate amount, and (iii) provide a copy of such credit memorandum to Bank, upon request from Bank. In the event any attempted return occurs after the occurrence and during the continuance of any Event of Default, Borrower shall hold the returned Inventory in trust for Bank, and immediately notify Bank of the return of the Inventory.

(e)           Verification. Bank may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, either in the name of Borrower or Bank or such other name as Bank may choose.

(f)            No Liability. Bank shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Bank be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to an Account. Nothing herein shall, however, relieve Bank from liability for its own gross negligence or willful misconduct.

6.4          Remittance of Proceeds. Except as otherwise provided in Section 6.3(c), deliver, in kind, all proceeds arising from the disposition of any Collateral to Bank in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations pursuant to the terms of Section 9.4 hereof; provided that, if no Default or Event of Default has occurred and is continuing,

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Borrower shall not be obligated to remit to Bank the proceeds of the sale of worn out or obsolete Equipment disposed of by Borrower in good faith in an arm’s length transaction for an aggregate purchase price of $25,000 or less (for all such transactions in any fiscal year). Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower’s other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Bank. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

6.5          Taxes; Pensions. Timely file all required tax returns and reports and timely pay all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.6          Access to Collateral; Books and Records. At reasonable times, on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books. The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be $750 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedules the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

6.7          Insurance. Borrower shall at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require and that are customary and in accordance with standard practices for Borrower’s industry and locations, and Borrower shall provide evidence of such insurance to Silicon. All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance insuring tangible personal property, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its good faith business judgment, except that, provided no Default or Event of Default has occurred and is continuing, Silicon shall release to Borrower insurance proceeds with respect to Equipment totaling less than $200,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at Borrower’s expense. Borrower shall promptly deliver to Silicon copies of all material reports made to insurance companies. Notwithstanding the foregoing or anything to the contrary contained herein, Borrower may, so long as no Event of Default has occurred and is continuing, settle any claims under any business interruption insurance (except to the extent that the same covers damages to tangible personal property) and receive (without any obligation to repay the Credit Extensions) proceeds thereof, so long as such proceeds are deposited in an investments account for which Silicon has a control agreement as required hereunder.

6.8          Operating Accounts.

(a)           Maintain its and its Subsidiaries’ primary depository and operating accounts and securities and investment accounts with Bank.

(b)           Provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or its Affiliates. In addition, for each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.

6.9          Financial Covenants.

Borrower shall maintain at all times, to be tested as of the last day of each month, on a consolidated basis:

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(a)            Tangible Net Worth. A Tangible Net Worth of at least negative $500,000 (“Minimum Tangible Net Worth”) plus (i) 30% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, up to a total increase in Minimum Tangible Net Worth under this clause (i) of $7,500,000, plus (ii) 50% of the Borrower’s net income in each fiscal quarter ending after the date hereof. Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.

6.10        Intellectual Property Rights. Borrower shall: (a) take reasonable steps to protect, defend and maintain the validity and enforceability of its intellectual property; (b) promptly advise Bank in writing of material infringements of its intellectual property; and (c) not allow any intellectual property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent, which will not be unreasonably withheld. If Borrower decides to register any copyrights or mask works in the United States Copyright Office, Borrower shall: (x) provide Bank with written notice of such registration together with a copy of the application it filed with the United States Copyright Office (excluding exhibits thereto) within 30 days after the filing of the same, on the Borrower’s monthly Compliance Certificate; (y) execute an intellectual property security agreement or such other documents as Bank may reasonably request to maintain the perfection and priority of Bank’s security interest in the copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the copyright or mask work application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the application(s) filed with the United States Copyright Office together with evidence of the recording of the intellectual property security agreement necessary for Bank to maintain the perfection and priority of its security interest in such copyrights or mask works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent and Trademark Office for a patent or to register a trademark or service mark within 30 days after any such filing.

6.11        Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Bank, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.

6.12        Further Assurances. Borrower shall execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s Lien in the Collateral or to effect the purposes of this Agreement.

7              NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent:

7.1          Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for (a) Transfers of Inventory in the ordinary course of business; (b) Transfers of worn-out or obsolete Equipment; (c) Transfers consisting of Permitted Liens and Permitted Investments; and (d) Transfers consisting of non-exclusive licenses in the ordinary course of business.

7.2          Changes in Business, Management, Ownership, or Business Locations.

(a)           Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto;

(b)            liquidate or dissolve; or

(c)           permit a change in the record or beneficial ownership of an aggregate of more than 50% of the outstanding shares of stock of Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof (other than by the issuance of Borrower’s equity securities (i) in a public offering or (ii) to venture capital investors so long as Borrower identifies to Bank

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the venture capital investors prior to the closing of the transaction, or (iii) as a result of the issuance or exercise of stock options or other rights to acquire equity securities of the Company issued for equity incentive compensation purposes to officers, directors or employees of the Borrower); or

(d)           without at least ten (10) Business Days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain assets and property of Borrower with an aggregate value of less than $200,000), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number assigned by its jurisdiction of organization.

In the event Borrower requests Bank’s consent to a transaction which is not permitted by Section 7.2(c) above, and Bank, after a reasonable amount of time to review the same, declines to consent, then, in connection with such transaction, Borrower may terminate this Agreement under Section 4.1 without payment of the Termination Fee provided in Section 4.1.

7.3          Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except for (i) a merger of a Subsidiary of Borrower into another Subsidiary of Borrower or into Borrower, and (ii) a merger where: (a) the total consideration including cash and the value of any non-cash consideration, for all such transactions does not in the aggregate exceed $1,000,000 in any fiscal year of Borrower; (b) no Event of Default has occurred and is continuing or would exist after giving effect to the merger or the transactions related to the merger; (c) there is no material change to Borrower’s business; (d) Borrower is the surviving legal entity in the merger or if Borrower is not the surviving legal entity, (i) the beneficial owners of at least 50% or more the combined voting power of the surviving entity were beneficial owners of Borrower immediately prior to the transaction, or (ii) at least a majority of the Board of Directors of the surviving entity were directors of the Borrower immediately prior to the transaction or are by rights able to be appointed as directors by persons who were beneficial owners of the Borrower immediately prior to the transaction, and (iii) such surviving legal entity will be bound to, in all respects and with the same force and effect, this Agreement, each Loan Document and the Obligations, and (iv) such surviving legal entity takes all actions to effect the requirements of the preceding clause (iii); and (e) the merger does not result in an increase in the credit risk to Bank, in its reasonable discretion (and in determining whether the proposed merger would result in an increased credit risk, Bank may consider, among other things, changes in Borrower’s management team, employee base, access to equity markets, venture capital support, financial position and/or disposition of intellectual property rights which may reasonably be anticipated as a result of the transaction). In the event Borrower requests Bank’s consent to a merger, consolidation or acquisition which is not permitted by this Section 7.3 and Bank, after a reasonable amount of time to review the same, declines to consent, then, in connection with such merger, consolidation or acquisition, Borrower may terminate this Agreement under Section 4.1 without payment of the Termination Fee provided in Section 4.1.

7.4          Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5          Encumbrance. Create, incur, or allow any Lien on any of its property or assets, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s intellectual property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Lien” herein.

7.6          Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.8.(b) hereof.

7.7          Investments; Distributions. (a) Directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so; or (b) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in common stock; and (iii) Borrower may repurchase the stock of former officers, directors, employees or consultants pursuant to stock repurchase agreements so long as no Default or Event

13

of Default has occurred and is continuing at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchase does not exceed in the aggregate $200,000 per fiscal year.

7.8          Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9          Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or the amount of any permitted payments thereunder or adversely affect the subordination thereof to Obligations owed to Bank.

7.10        Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

8              EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1          Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within five (5) Business Days after such Obligations are due and payable. During the cure period, the failure to cure the payment default is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2          Covenant Default.

(a)           Borrower fails or neglects to perform any obligation in Sections 6.2, 6.3, 6.4, 6.6, 6.8, or 6.9, or violates any covenant in Section 7; or

(b)           Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Grace periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in subsection (a) above;

8.3          Material Adverse Change. A Material Adverse Change occurs;

8.4          Attachment. (a) Any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days; (b) the service of process upon Bank seeking to attach, by trustee or similar process, any funds of Borrower, or any entity under control of Borrower (including a subsidiary) on deposit with Bank; (c) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (d) a judgment or other claim in excess

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of $50,000 becomes a Lien on any of Borrower’s assets; or (c) a notice of lien, levy, or assessment is filed against any of Borrower’s assets by any government agency and not paid within ten (10) days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower within ten days after the date such events occur (but no Credit Extensions shall be made during the cure period);

8.5          Insolvency. (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within thirty (30) days (but no Credit Extensions shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6          Other Agreements. There is a default in any agreement to which Borrower or any Guarantor is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of $100,000 or that would reasonably be expected to result in a Material Adverse Change with respect to Borrower or any Guarantor; provided, however, that the Event of Default under this Section 8.6 caused by the occurrence of a default under such other agreement shall be cured or waived for purposes of this Agreement upon Bank receiving written notice from the party asserting such default of such cure or waiver of the default under such other agreement, if at the time of such cure or waiver under such other agreement (a) Bank has not declared an Event of Default under this Agreement and/or exercised any rights with respect thereto; (b) any such cure or waiver does not result in an Event of Default under any other provision of this Agreement or any Loan Document; and (c) in connection with any such cure or waiver under such other agreement, the terms of any agreement with such third party are not modified or amended in any manner which could in the good faith judgment of Bank be materially less advantageous to Borrower or any Guarantor;

8.7          Judgments. A judgment or judgments for the payment of money in an amount, individually or in the aggregate, of $50,000 or more (not covered by independent third-party insurance) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days after the entry thereof (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment);

8.8          Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9          Subordinated Debt. A default or breach occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination, intercreditor, or other similar agreement with Bank, or any creditor that has signed such an agreement with Bank breaches any terms of such agreement; or

9              BANK’S RIGHTS AND REMEDIES

9.1          Rights and Remedies. If an Event of Default has occurred and is continuing, Bank may, without notice or demand, do any or all of the following:

(a)           declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

(b)           stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

(c)           demand that Borrower (i) deposit cash with Bank in an amount equal to the aggregate amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

(d)           terminate any FX Forward Contracts;

(e)           demand payment of, and collect any Accounts and General Intangibles comprising Collateral, settle or adjust disputes and claims directly with Account Debtors for amounts, on terms, and in any order that Bank considers advisable, notify any Account Debtor or other Person owing Borrower money of Bank’s security interest in such funds, verify the amount of the same and collect the same;

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(f)            make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;

(g)           apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(h)           ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(i)            place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j)            demand and receive possession of Borrower’s Books; and

(k)           exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2          Power of Attorney. Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Bank determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints Bank as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder. Bank’s foregoing appointment as Borrower’s attorney in fact, and all of Bank’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions terminates.

9.3          Protective Payments. If Borrower fails to obtain the insurance called for by Section 6.7 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest applicable rate, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

9.4          Application of Payments and Proceeds. Unless an Event of Default has occurred and is continuing, Bank shall apply any funds in its possession, whether from Borrower account balances, payments, or proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, first, to Bank Expenses, including without limitation, the reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by Bank in the exercise of its rights under this Agreement; second, to the interest due upon any of the Obligations; and third, to the principal of the Obligations and any applicable fees and other charges, in such order as Bank shall determine in its sole discretion. Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If an Event of Default has occurred and is

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continuing, Bank may apply any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations in such order as Bank shall determine in its sole discretion. Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

9.5          Bank’s Liability for Collateral. So long as Bank complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6          No Waiver; Remedies Cumulative. Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by Bank and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7          Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10             NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”), other than Advance requests made pursuant to Section 3.4, by any party to this Agreement or any other Loan Document must be in writing and be delivered or sent by facsimile at the addresses or facsimile numbers listed below. Bank or Borrower may change its notice address by giving the other party written notice thereof. Each such Communication shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission (with such facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 10); (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below. Advance requests made pursuant to Section 3.4 must be in writing and may be in the form of electronic mail, delivered to Bank by Borrower at the e-mail address of Bank provided below and shall be deemed to have been validly served, given, or delivered when sent (with such electronic mail promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 10). Bank or Borrower may change its address, facsimile number, or electronic mail address by giving the other party written notice thereof in accordance with the terms of this Section 10.

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If to Borrower:	Meru Networks, Inc.
1309 South Mary Avenue
Sunnyvale, California 94087
Attn: Kathleen Herder, VP of Finance
Fax:
Email: kherder1@merunetworks.com

If to Bank:	Silicon Valley Bank
3979 Freedom Circle, Suite 600
Santa Clara, CA 95054
Attn: Ms. Jean Lee
Fax: 408-654-5517
Email: jlee@svb.com

11            CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE.

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement

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of decision thereon pursuant to the California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

12           GENERAL PROVISIONS

12.1        Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent (which may be granted or withheld in Bank’s discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents.

12.2        Indemnification. Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or arising from transactions between Bank and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by Bank’s gross negligence or willful misconduct.

12.3        Limitation of Actions. Any claim or cause of action by Borrower against Bank, its directors, officers, employees, agents, accountants, attorneys, or any other Person affiliated with or representing Bank based upon, arising from, or relating to this Loan Agreement or any other Loan Document, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Bank, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by (a) the filing of a complaint within two years from the earlier of (i) the date any of Borrower’s officers or directors had knowledge of the first act, the occurrence or omission upon which such claim or cause of action, or any part thereof, is based, or (ii) the date this Agreement is terminated, and (b) the service of a summons and complaint on an officer of Bank, or on any other person authorized to accept service on behalf of Bank, within thirty (30) days thereafter; provided that claims by Borrower against Bank asserted in response to a claim by Bank against Borrower shall not be barred under this Section 12.3. Borrower agrees that such two-year period is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The two-year period provided herein shall not be waived, tolled, or extended except by the written consent of Bank in its sole discretion. This provision shall survive any termination of this Loan Agreement or any other Loan Document.

12.4        Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5        Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.6        Amendments in Writing; Integration. All amendments to this Agreement must be in writing signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.7        Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.8        Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of

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limitations with respect to all claims and causes of action with respect to which indemnity is given to Bank shall have run.

12.9        Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; and (e) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.10      Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Bank arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

13            DEFINITIONS

13.1        Definitions. As used in this Agreement, the following terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Adjusted Quick Ratio” is defined in the definition of “Quick Ratio Test” below.

“Advance” or “Advances” means an advance (or advances) under the Revolving Line.

“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Availability Amount” is at any time

(a) the lesser of (i) the Maximum Dollar Amount minus the Term Loan Reserve or (ii) the Borrowing Base minus the Term Loan Reserve, minus

(b) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus

(c) an amount equal to the Letter of Credit Reserves, minus

(d) the FX Reserve, minus

(e) amounts used for Cash Management Services, and minus

(e) the outstanding principal balance of any Advances (including any amounts used for Cash Management Services).

“Bank” is defined in the preamble hereof.

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“Bank Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, negotiating, amending, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and stale tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Base” is 80% of Eligible Accounts, as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Borrowing Base Certificate” is that certain certificate in the form attached hereto as Exhibit D.

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s Board of Directors and delivered by such Person to Bank approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying that (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) sets forth the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the names of the Persons authorized to execute the Loan Documents on behalf of such Person, together with a sample of the true signatures of such Persons, and (d) that Bank may conclusively rely on such certificate unless and until such Person shall have delivered to Bank a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

“Cash Management Services” is defined in Section 2.1.4.

“Cash Management Services Sublimit” is defined in Section 2.1.4.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes on the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

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“Communication” is defined in Section 10.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit E.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Credit Extension” is the Term Loan, any Advance, Letter of Credit, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.

“Default” means any event which with notice or passage of time or both, would constitute an Event of Default.

“Default Rate” is defined in Section 2.3(b).

“Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Borrower’s deposit account, account number 3300549484, maintained with Bank.

“Dollars,” “dollars” and “$” each mean lawful money of the United States.

“Effective Date” is the date Bank executes this Agreement and as indicated on the signature page hereof.

“Eligible Accounts” are Accounts which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3. Bank reserves the right at any time and from time to time after the Effective Date, to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment, effective ten days after written notice thereof to Borrower. Unless Bank agrees otherwise in writing, Eligible Accounts shall not include:

(a)           Accounts for which the Account Debtor has not been invoiced;

(b)           Accounts that the Account Debtor has not paid within ninety (90) days of invoice date;

(c)           Accounts owing from an Account Debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

(d)           Credit balances over ninety (90) days from invoice date;

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(e)           Accounts owing from an Account Debtor, including Affiliates, whose total obligations to Borrower exceed thirty-five (35%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing;

(f)            Accounts owing from an Account Debtor which does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

(g)           Accounts owing from an Account Debtor which is a federal, state or local government entity or any department, agency, or instrumentality thereof, except for Accounts of the United States if Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

(h)           Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of its business;

(i)            Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, “bill and hold”, or other terms if Account Debtor’s payment may be conditional;

(j)            Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(k)           Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(l)            Accounts owing from an Account Debtor with respect to which Borrower has received deferred revenue (but only to the extent of such deferred revenue);

(m)          Accounts for which Bank in its good faith business judgment determines collection to be doubtful; and

(n)           other Accounts Bank deems ineligible in the exercise of its good faith business judgment.

“Eligible Foreign Accounts” means Accounts arising in the ordinary course of Borrower’s business from an Account Debtor that does not have its principal place of business in the United States but are otherwise Eligible Accounts that are (a) supported by letter(s) of credit acceptable to Bank in its discretion; or (b) owing from Avaya Worldwide or Hitachi Hi-Technologies, Corp., or are approved by Bank in writing

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employment Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Foreign Currency” means lawful money of a country other than the United States.

“Funding Date” is any date on which a Credit Extension is made to or on account of Borrower which shall be a Business Day.

“FX Business Day” is any day when (a) Bank’s Foreign Exchange Department is conducting its normal business and (b) the Foreign Currency being purchased or sold by Borrower is available to Bank from the entity from which Bank shall buy or sell such Foreign Currency.

“FX Forward Contract” is defined in Section 2.1.3.

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“FX Reserve” is defined in Section 2.1.3.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Guarantor” is any present or future guarantor of any of the Obligations.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“IP Agreement” is that certain Intellectual Property Security Agreement executed and delivered by Borrower to Bank dated as of substantially even date herewith.

“Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.2.

“Letter of Credit Application” is defined in Section 2.1.2(a).

“Letter of Credit Reserve” has the meaning set forth in Section 2.1.2(d).

“Lien” is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, the IP Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower or any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Bank’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations or (d) Bank determines, based upon information available to it and in its reasonable

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judgment, that there is a reasonable likelihood that Borrower shall fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

“Maximum Dollar Amount” is $6,500,000.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit, cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified with the Secretary of State of such Person’s state of formation on a date that is no earlier than 30 days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Payment/Advance Form” is that certain form attached hereto as Exhibit B.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Indebtedness” is:

(a)           Borrower’s Indebtedness to Bank under this Agreement and the other Loan Documents;

(b)           Indebtedness existing on the Effective Date and shown on the Perfection Certificate;

(c)           Subordinated Debt;

(d)           unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e)           Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f)            Indebtedness secured by Permitted Liens;

(g)           extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (g) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a)           Investments shown on the Perfection Certificate and existing on the Effective Date;

(b)           Cash Equivalents;

(c)           Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d)           Investments consisting of deposit accounts in which Bank has a perfected security interest;

(e)           Investments accepted in connection with Transfers permitted by Section 7.1;

(f)            Investments of Subsidiaries in Borrower and Investments by Borrower in Subsidiaries, provided that Borrower’s Investments in Subsidiaries shall not exceed the lesser of (i) $4,500,000 for fiscal year 2007, plus 20% per annum thereafter), or (ii) an amount reasonably necessary to fund current operating expenses of such Subsidiaries (taking into account the income and assets of such Subsidiaries);

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(g)           Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors:

(h)           Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; and

(i)            Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph shall not apply to Investments of Borrower in any Subsidiary.

“Permitted Liens” are:

(a)           Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b)           Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank’s Liens;

(c)           purchase money Liens (i) on Equipment acquired after the date hereof by Borrower incurred for financing the acquisition of the Equipment securing no more than $1,000,000 in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d)           statutory Liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons imposed without action of such parties, provided, they have no priority over any of Bank’s Lien and the aggregate amount of such Liens does not at any time exceed $50,000;

(e)           Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business, provided, they have no priority over any of Bank’s Liens and the aggregate amount of the Indebtedness secured by such Liens does not at any time exceed $50,000;

(f)            Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase:

(g)           leases or subleases of real property granted in the ordinary course of business, and leases, subleases, non-exclusive licenses or sublicenses of property (other than real property or intellectual property) granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses do not prohibit granting Bank a security interest;

(h)           non-exclusive license of intellectual property granted to third parties in the ordinary course of business;

(i)            Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.4 or 8.7;

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.

“Quick Ratio Test”. As used herein, the “Quick Ratio Test” will be deemed to be met if Borrower’s Adjusted Quick Ratio according to its most recent financial statements received by Bank is equal to, or greater than,

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1.25 to 1.00. As used herein, “Adjusted Quick Ratio” means the ratio of (A) Borrower’s unrestricted cash and unrestricted Cash Equivalents maintained at Bank, plus the amount of Borrower’s Eligible Accounts, TO (B) the total of Borrower’s current liabilities (including all of the Obligations to Bank, including without limitation (i) potential Obligations (whether or not contingent) in connection with Letters of Credit, FX Forward Contracts, and Cash Management Services, as determined by Bank, and (ii) Term Loan principal payments due in the next twelve months), but not including non-refundable deferred revenue or maintenance deferred revenue.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Reserves” means, as of any date of determination, such amounts as Bank may from time to time establish and revise in its good faith business judgment, reducing the amount of Advances, Letters of Credit and other Credit Extensions which would otherwise be available to Borrower under the lending formula(s) provided herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Bank in its good faith business judgment, do or may adversely affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets, business or prospects of Borrower, or (iii) the security interests and other rights of Bank in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Bank’s good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to Bank is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Bank determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Revolving Line” is an Advance or Advances in an aggregate amount of up to the Maximum Dollar Amount outstanding at any time.

“Revolving Line Maturity Date” is the earliest of (a) the first anniversary of the Effective Date or (b) the occurrence of an Event of Default.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Settlement Date” is defined in Section 2.1.3.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank in its good faith business judgment. A Subordination Agreement in the form of Exhibit H hereto is acceptable to Bank, for purposes hereof.

“Subsidiary” means, with respect to any Person, any Person of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

“Tangible Net Worth” is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus (a) any amounts attributable to (i) goodwill, (ii) intangible items including unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, (iii) notes, accounts receivable and other obligations owing to Borrower from its officers or other Affiliates, (iv) reserves not already deducted from assets, and (v) restricted cash, minus (b) Total Liabilities, plus (c) Subordinated Debt.

“Term Loan” is a loan made by Bank pursuant to the terms of Section 2.1.6 hereof.

“Term Loan Amount” is defined in Section 2.1.6.

“Term Loan Maturity Date” is the third anniversary of the Effective Date.

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“Term Loan Payment” is defined in Section 2.1.6.

“Term Loan Reserve” is defined in Section 2.1.6.

“Threshold Amount” is means $200,000.

“Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, and current portion of Subordinated Debt permitted by Bank to be paid by Borrower, but excluding all other Subordinated Debt.

“Transaction Report” is a report in the form of Exhibit F.

“Transfer” is defined in Section 7.1.

[Signature page follows.]

-6

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

MERU NETWORKS, INC.

By	/s/ Ihab Abu-Hakima
Name:	Ihab Abu-Hakima
Title:	CEO

BANK:

SILICON VALLEY BANK

By	/s/ Jean Lee
Name:	Jean Lee
Title:	RELATIONSHIP MANAGER
Effective Date:	Jan 29, 2007

Exhibits
A	“Collateral”
B	Loan Payment/Advance Request Form
C	[intentionally omitted]
D	Borrowing Base Certificate
E	Compliance Certificate
F	Transaction Report
G	Bookings Per 2006-2007 Plan dated August 18, 2006
H	Form of Subordination Agreement

[Signature page to Loan and Security Agreement]

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing) securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

EXHIBIT B

Loan Payment/Advance Request Form

DEADLINE FOR SAME DAY PROCESSING IS NOON P.S.T.*

Fax To:	Date:

LOAN PAYMENT:

[Insert Borrower name]

From Account #		To Account #
	(Deposit Account #)	(Loan Account #)

Principal $		and/or Interest $

Authorized Signature:		Phone Number:
Print Name/Title:

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #	To Account #
(Loan Account #)		(Deposit Account #)

Amount of Advance $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number.
Print Name/Title:

OUTGOING WIRE REQUEST:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Deadline for same day processing is noon, P.S.T.

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)

Intermediary Bank:	Transit (ADA) #:
For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (if required):
Print Name/Title:	Print Name/Title:
Telephone #:	Telephone #:

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EXHIBIT D

BORROWING BASE CERTIFICATE

Borrower:
Lender: Silicon Valley Bank
Commitment Amount:	$

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of	$
2.	Additions (please explain on reverse)	$
3.	TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 50% over 90 day accounts	$
6.	Credit balances over 90 days	$
7.	Concentration Limits	$
8.	Foreign Accounts	$
9.	Governmental Accounts	$
10.	Contra Accounts	$
11.	Promotion or Demo Accounts	$
12.	Intercompany/Employee Accounts	$
13.	Disputed Accounts	$
14.	Deferred Revenue	$
15.	Other (please explain on reverse)	$
16.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
17.	Eligible Accounts (#3 minus #16)	$
18.	ELIGIBLE AMOUNT OF ACCOUNTS ( % of #17)	$

BALANCES
19.	Maximum Loan Amount	$
20.	Total Funds Available [Lesser of #19 or #18]	$
21.	Present balance owing on Line of Credit	$
22.	Outstanding under Sublimits	$
23.	RESERVE POSITION (#20 minus #21 and #22)	$

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

BANK USE ONLY

COMMENTS:	Received by:
AUTHORIZED SIGNER

By:	Date:
Authorized Signer	Verified:
AUTHORIZED SIGNER

Date:	Date:
	Compliance Status:	Yes	No

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EXHIBIT E

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	MERU NETWORKS, INC.

The undersigned authorized officer of Meru Networks, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                  with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.[9] of the Agreement, and (5) no Liens have been levied or claims made against Borrower [or any of its Subsidiaries] relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYF within 180 days	Yes No
10-Q, 10-K and 8-K (if any)	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate A/R & A/P Agings, etc.	Monthly within 15 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Tangible Net Worth	<<$500,000>> (adjusted as provided in Loan Agreement)	$	Yes No

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The following financial covenant analys[is][es] and information set forth in Schedule I attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

BANK USE ONLY
Meru Networks, Inc.
Received by:
AUTHORIZED SIGNER
By:
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER

Date:

	Compliance Status:	Yes	No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:

Tangible Net Worth (Section 6.9(a))

Required:                                         Negative $500,000 plus (i) 30% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, up to a total increase in Minimum Tangible Net Worth under this clause (i) of $7,500,000, plus (ii) 50% of the Borrower’s net income in each fiscal quarter ending after the date hereof.

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$

B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$

C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$

D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$

E.	Aggregate value of any reserves not already deducted from assets	$

F.

Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness) and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)

$

G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$

H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$

Is line H equal to or greater than $             ?

No,not in compliance	Yes, in compliance

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Exhibit F

Transaction Report

[EXCEL spreadsheet to be provided separately

1

Exhibit G

Bookings Per 2006-2007 Plan dated August 18, 200

Quarter Ended December 31, 2006	$7,687,000.

Quarter Ending March 31, 2007	$8,767,000.

Quarter Ending June 30, 2007	$11,194,000.

Quarter Ending September 30, 2007	$13,987,000

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Exhibit H

Silicon Valley Bank

Debt Subordination Agreement

Borrower:	Meru Networks, Inc.
Creditor:
Date:

This Debt Subordination Agreement is executed by the above-named Creditor(s) (jointly and severally, “Creditor”) in favor of Silicon Valley Bank (“Bank”), whose address is 3003 Tasman Drive, Santa Clara, California 95054, with respect to the above-named borrower(s) (jointly and severally, “Borrower”). In order to induce Bank to extend or continue to extend financing to the Borrower (but without obligation on Bank’s part to do so), the Creditor hereby agrees as follows:

1.       Subordination of Debt. Creditor hereby subordinates payment by the Borrower of any and all indebtedness, liabilities, guarantees and other obligations of the Borrower to Creditor, now existing of hereafter arising (collectively, the “Subordinated Debt”), to the payment to Bank, in full in cash, of all indebtedness, liabilities, guarantees and other obligations of the Borrower to Bank, now existing or hereafter arising, including without limitation any interest accruing after the commencement of any bankruptcy, arrangement, or reorganization proceeding with respect to Borrower (whether or not such interest is recoverable from the Borrower or allowable or provable in any such proceeding), costs, expenses, penalties, indemnities, and reimbursement obligations (collectively, the “Senior Debt”). Unless and until all of the Senior Debt has been indefeasibly paid in full, in cash (after the passage of any relevant preference period) and all obligations of the Bank to make loans or extend other financial accommodations to the Borrower have terminated, Creditor agrees not to do any of the following, directly or indirectly: ask for or accept payment of all or any part of the Subordinated Debt, in cash or other property or by set-off or in any other manner, demand, sue for, accelerate the maturity of, or otherwise enforce any of the Subordinated Debt, enforce any guaranty of any of the Subordinated Debt, take any security for any of the Subordinated Debt, exercise any rights or remedies with respect to the Subordinated Debt, judicially or non-judicially (including without limitation the commencement of any bankruptcy or insolvency proceeding against the Borrower), or attempt to do any of the foregoing. Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Subordinated Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, Bank shall be entitled to receive payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Subordinated Debt, and in order to enable Bank to enforce its rights hereunder in any such action or proceeding. Bank is hereby irrevocably authorized and empowered in its sole discretion (but without any obligation on its part) to make and present for and on behalf of Creditor such proofs of claim against the Borrower on account of the Subordinated Debt as Bank may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Debt. Creditor further agrees to execute and deliver to Bank such assignments or other instruments as may be required by Bank in order to enable Bank to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Subordinated Debt. Creditor shall endorse all notes and other written evidence of the Subordinated Debt with a statement that they are subordinated to the Senior Debt pursuant to the terms of this agreement, in such form as Bank shall require, and Creditor will exhibit the originals of such notes and other written evidence of the Subordinated Debt to Bank so that Bank can confirm that such endorsement has been made, but this Subordination Agreement shall be fully effective, even if no such endorsement is made. Any amounts received by Creditor contrary to the provisions of this Section shall be held in trust by Creditor for the benefit of Bank and shall forthwith be paid over to Bank to be applied to the Bank debt in such order as Bank in its sole discretion shall determine, without limiting any other right of Bank hereunder or otherwise and without otherwise affecting the liability of Creditor.

2.       Modifications to Senior Debt; Waivers. Until Bank has received payment in full of all Senior Debt, the

1

Creditor agrees that, in addition to any other rights that Bank may have at law or in equity, Bank may at any time, and from time to time, without the Creditor’s consent and without notice to the Creditor, renew, extend or increase any of the Senior Debt or that of any other person at any time directly or indirectly liable for the payment of any Senior Debt, accept partial payments of the Senior Debt, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Senior Debt, make loans or advances to the Borrower secured in whole or in part by collateral or unsecured or refrain from making any loans or advances to the Borrower, change, waive, alter or vary the interest charge on, or any other terms or provisions of the Senior Debt or any present or future instrument, document or agreement between Bank and the Borrower, release, exchange, fail to perfect, delay the perfection of, fail to resort to, or realize upon any collateral, and take any other action or omit to take any other action with respect to the Senior Debt or any collateral as Bank deems necessary or advisable in Bank’s sole discretion. The Creditor waives any right to require Bank to marshal any assets in favor of the Creditor or against or in payment of any or all of the Senior Debt. Creditor further waives any defense arising by reason of any claim or defense based upon an election of remedies by Bank which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the Creditor’s subrogation rights, rights to proceed against the Borrower for reimbursement, and/or any other rights of the Creditor.

3.       Notice of Default. The Creditor shall give Bank written notice of any default or event of default under any document, instrument or agreement evidencing, or relating to any of the Subordinated Debt at the same time such notice is given to the Borrower.

4.       No Commitment; Bankruptcy Financing. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by Bank to continue financing arrangements with the Borrower and that Bank may terminate such arrangements at any time, in accordance with Bank’s agreements with the Borrower. In the event of any financing of the Borrower by Bank during a bankruptcy, arrangement, or reorganization of Borrower, the Creditor agrees that the term “Senior Debt” shall include without limitation all indebtedness, liabilities and obligations incurred in any such proceeding, and the Creditor agrees to take such actions and execute such documents in such proceedings as may be necessary in Bank’s good faith business judgment in order to effectuate the foregoing. In the event of any bankruptcy, arrangement, or reorganization of the Borrower, Creditor agrees to take all actions requested by Bank in good faith to protect Bank’s interests and not to take any action which may, in Bank’s judgment, adversely affect Bank’s rights or interests. Without limiting the foregoing, Creditor shall not oppose or interfere with any financing of Borrower by Bank in any bankruptcy or insolvency proceeding with respect to the Borrower.

5.       No Contest. Creditor agrees not to contest the validity, perfection, priority or enforceability of the Senior Debt or Bank’s security interest in any collateral.

6.       Financial Condition of Borrower. The Creditor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the Senior Debt and the Subordinated Debt. The Creditor covenants that it will continue to keep itself informed as to the Borrower’s financial condition and all other circumstances which bear upon the risk of non-payment of the Senior Debt and the Subordinated Debt. The Creditor waives any right to require Bank to disclose to it any information which Bank may now or hereafter acquire concerning the Borrower.

7.       Representations. The Creditor represents and warrants to Bank as follows: (a) the execution, delivery, and performance by the Creditor of this Agreement and the consummation of the transactions contemplated hereby do not contravene any law or any contractual restriction binding on or affecting the Creditor; (b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Creditor of this Agreement; (c) the Creditor has duly executed and delivered this Agreement; (d) this Agreement is the legal, valid, and binding obligation of the Creditor, enforceable against the Creditor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights or insolvent corporations, generally; (e) there is no pending or, to the best of its knowledge, threatened action or proceeding affecting the Creditor, or any basis therefor, which questions the validity, binding effect or enforceability hereof, any action taken or to be taken pursuant hereto, or any of the transactions contemplated hereby; (f) the Subordinated Debt is not secured by any collateral or assets of any kind and will not be so secured until all of the Senior Debt has been indefeasibly paid in full, in cash (after the passage of any relevant preference period) and all obligations of the Bank to make loans or extend other financial accommodations to the Borrower have terminated; (g) Creditor has not previously executed a subordination agreement with respect to any of the Subordinated Debt and will not do so without prior written notice to Bank and without making such subordination agreement expressly subject to this Agreement; and (h) the present unpaid balance of the Subordinated Debt is set forth below Creditor’s signature on this Agreement.

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8.       Revivor. If, after payment of the Senior Debt, the Borrower thereafter becomes liable to Bank on account of the Senior Debt, or any payment made on the Senior Debt shall for any reason be returned by Bank, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Senior Debt, without the necessity of any further act or agreement between Bank and the Creditor.

9.       General. The Creditor agrees, upon Bank’s request, to execute all such documents and instruments and take all such actions as Bank shall deem reasonably necessary or advisable in order to carry out the purposes of this Agreement (but this Agreement shall remain fully effective notwithstanding any failure to execute any additional documents or instruments). The word “indebtedness” is used in this agreement in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Creditor represents and warrants that it has not heretofore transferred or assigned the Subordinated Debt or given any other subordination agreement in respect of any Subordinated Debt, and that it will not do so without prior written notice to Bank and without making such transfer, assignment or subordination expressly subject to this Agreement. This Agreement is solely for the benefit of Bank and Bank’s successors and assigns, and neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. All of Bank’s rights and remedies hereunder and under applicable law are cumulative and not exclusive. This Agreement sets forth in full the terms of agreement between the parties with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by Bank and the Creditor. The Creditor agrees to reimburse Bank, upon demand, for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by Bank in enforcing this Agreement against Creditor, whether or not suit be brought. In the event of any litigation between the parties based upon or arising out of this Agreement, the prevailing party shall be entitled to recover all of its reasonable costs and expenses (including without limitation reasonable attorneys fees) from the non-prevailing party. This Agreement shall be binding upon the Creditor and its successors and assigns and shall inure to the benefit of Bank and Bank’s successors and assigns.

10.     Governing Law; Jurisdiction; Venue. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California. Each party consents to the jurisdiction of courts located within Santa Clara County, California and the referee referred to in Section 11 below, and agrees that the exclusive venue for all actions and proceedings relating directly or indirectly to this Agreement shall be Santa Clara County, California, and each party waives any and all rights the party may have to object to the jurisdiction of any such court or said referee, or to transfer or change the venue of any such action or proceeding, including, without limitation, any objection to venue or request for change in venue based on the doctrine of forum non conveniens. Creditor consents to service of process in any action or proceeding brought against it by Bank, by personal delivery, or by mail addressed as set forth in this Agreement or by any other method permitted by law.

11.     MUTUAL WAIVER OF JURY TRIAL

Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. CREDITOR AND BANK EACH SPECIFICALLY WAIVE ITS RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER, CREDITOR, OR BANK AGAINST THE OTHER PARTY OR PARTIES TO THIS AGREEMENT. This waiver extends to all such claims, including, without limitation, claims which involve persons or entities other than Borrower, Creditor, and Bank; claims which arise out of or are in any way connected to the relationships between or among Borrower, Creditor, and Bank; and any claims for damages, breach of contract, specific performance, or any equitable or legal relief of any kind.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure §638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without

3

limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

Creditor:

[use the following signature block for a corporation, LLC, partnership or other entity]

By
President or Vice President

By
Secretary or Asst. Sec’y

Present Amount of Subordinated Debt:
$

Address:

Creditor:

[use the following signature block for an individual]

Name:

Present Amount of Subordinated Debt:
$

Address:

4

CONSENT AND AGREEMENT OF BORROWER

The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Subordination Agreement and agrees to be bound thereby and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and the Creditor shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and Bank. Borrower further agrees that, at any time and from time to time, the foregoing Agreement may be altered, modified or amended by Bank and the Creditor without notice to or the consent of Borrower.

Borrower:

Meru Networks, Inc.

By
President or Vice President

Accepted:

Bank:

Silicon Valley Bank

By
Title

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SVB Securities

Securities Account Control Agreement

Customer:	Meru Networks

Creditor:	Silicon Valley Bank

Date:	1-26-07

This Securities Account Control Agreement entered into as of the above date (this “Agreement”) is among SVB Securities (“SVBS”), ADP Clearing & Outsourcing Services, Inc. (“ADPCOSI” or “Clearing Broker”), the Customer identified above (“Customer”), and the Creditor identified above (“Creditor”).

Recitals

A.            Customer has established a securities account or securities accounts (“Account”) with and/or through SVBS and ADPCOSI pursuant to a SVB Securities Client Agreement (“Client Agreement”). The account number and title for the Account (or Accounts) are identified in Exhibit A to this Agreement. SVBS acts as the introducing broker. ADPCOSI acts as the clearing broker. Both SVBS and Clearing Broker are securities intermediaries pursuant to Article 8 of the California Uniform Commercial Code (“CUCC”). Customer maintains in the Account securities, financial assets and other investment property as defined under Article 8 and 9 of the CUCC (collectively, the “Securities”).

B.            Pursuant to a security agreement or similar agreement identified in Exhibit A hereto (the “Security Agreement”), Customer has granted to Creditor a security interest in certain personal property of Customer, including without limitation (i) the Account; (ii) the Securities, (iii) all dividends and distributions, whether payable in cash, securities, or other property, in respect of the Securities, (iv) all of Customer’s rights in respect of the Securities and Account, and (iv) all products, proceeds and revenues of and from any of the foregoing personal property in sections (i) through (iv) (collectively, the “Collateral”).

C.            SVBS, Clearing Broker, Customer and Creditor are entering into this Agreement in order to perfect Creditor’s security interest in the Collateral and the Account by means of control pursuant to Article 8 of the CUCC.

Agreement

The parties hereto hereby agree as follows:

1.             Defined Terms. All terms used in this Agreement which are defined in the CUCC but are not otherwise defined herein shall have the meanings assigned to such terms in the CUCC, as in effect as of the date of this Agreement. While in the Account, all property credited to the Securities will be treated as financial assets under Article 8 of the CUCC. By this Agreement, Customer grants to Creditor “control” over the Securities within the meaning of Section 8106 of the

SVBS Form Dated June 1, 2005

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CUCC.

2.             The Securities. SVBS and Clearing Broker represent to Creditor that, on behalf of Customer, Customer maintains the Securities in the Account.

3.             Acknowledgement of Security Interest. SVBS and Clearing Broker hereby acknowledge the security interest granted in the Collateral to Creditor by Customer. Creditor hereby acknowledges the security interest granted in the Collateral to SVBS and Clearing Broker by Customer pursuant to the Client Agreement.

4.             Other Control Agreements. SVBS represents and warrants that, other than any account control agreement listed in Exhibit A hereto, SVBS has executed no other account control agreement with any other party and SVBS is not presently obligated to accept any entitlement order from any person other than the Customer with respect to the Collateral. Clearing Broker represents and warrants that, other than any account control agreement listed in Exhibit A hereto, Clearing Broker has executed no other account control agreement with any other party and Clearing Broker is not presently obligated to accept any entitlement order from any person other than the Customer with respect to the Collateral.

5.             Future Control Agreements. Customer covenants and agrees that it will not enter an account control agreement with any other party without Creditor’s prior written consent. SVBS agrees that it will not enter into a control agreement with any other party with respect to the Account without Creditor’s prior written consent. Clearing Broker agrees that it will not enter into a control agreement with any other party with respect to the Account without Creditor’s prior written consent.

6.            Limitation on SVBS’ and Clearing Broker’s Rights in the Collateral. SVBS and Clearing Broker will not attempt to assert control and does not claim and will not accept any security or other interest in any part of the Collateral, and SVBS and Clearing Broker will not exercise, enforce or attempt to enforce on their own behalves any right of setoff against the Collateral, or otherwise charge or deduct from the Collateral on SVBS’ or Clearing Broker’s behalves any amount whatsoever, other than for: security interests, liens, encumbrances, claims or rights of setoff for the payment of any amounts owed by Customer to SVBS and/or Clearing Broker arising under or in connection with or related to the Client Agreement, including without limitation SVBS’ and Clearing Broker’s customary fees and commissions pursuant to their agreement with Customer or for the payment for financial assets and securities purchased for the Account (the “Account Claims”). Customer and Creditor hereby acknowledge that any security interests, liens, encumbrances, claims or rights of setoff for the payment of any amounts owed by Customer to SVBS and Clearing Broker arising in connection with the Account Claims shall at all times be prior to the rights of Creditor in the Collateral and Securities whether or not Creditor sends to SVBS a Notice of Exclusive Control described below.

7.            Agreement for Control.

(a)           SVBS and Clearing Broker will comply with all entitlement orders (including requests to withdraw Collateral from the Account) originated by Customer with respect to the Collateral, or any portion of the Collateral, without further consent by Creditor until such time as SVBS receives from Creditor (in accordance with Section 17 below) a written notice to SVBS that Creditor is thereby exercising exclusive control over the Account (a “Notice of Exclusive Control.”). The Notice of Exclusive Control must be in the form set forth in Exhibit B hereto. SVBS or Clearing Broker have no obligation whatsoever to confirm that Creditor is entitled to send a Notice of Exclusive Control in connection with the Account or that the Creditor’s representative who signs

2

any Notice of Exclusive Control is authorized to do so. SVBS and Clearing Broker (upon instruction from SVBS) will, upon SVBS’ receipt of such Notice of Exclusive Control, proceed in accordance with the remainder of this Section 7 even if Creditor’s instructions are contrary to any instructions or demands that Customer may give to SVBS or Clearing Broker. After SVBS receives a Notice of Exclusive Control and has had reasonable opportunity to comply with it, but no later than two (2) Business Days (“Business Days” means days which SVBS is open to the public for business and are measured in 24 hour increments) after receipt of the Notice of Exclusive Control (in accordance with Section 17 below), SVBS and Customer agree that SVBS and Clearing Broker will: (i) cease complying with entitlement orders or other directions concerning the Account and Collateral that are originated by Customer or its representatives until such time as SVBS receives a written notice from Creditor rescinding the Notice of Exclusive Control; and (ii) comply with the entitlement orders and instructions provided to SVBS by Creditor without investigating: the reason for any action taken by Creditor; the amount of any obligations of Customer to Creditor; the validity of any of Creditor’s agreements with Customer; or the existence of any defaults under such agreements.

(b)           Notwithstanding the foregoing, Creditor agrees that upon receipt of Creditor’s Notice of Exclusive Control, SVBS and Clearing Broker may take all steps necessary to satisfy or settle any Account Claims, may respond as required pursuant to the terms of any other account control agreement with respect to which SVBS believes it previously received a Notice of Exclusive Control or similar notice, and may respond as required by law to any court or government order, writ or other legal process received by SVBS or Clearing Broker. Creditor also agrees that, before SVBS’ receipt of Creditor’s Notice of Exclusive Control, SVBS and Clearing Broker may be required to and may respond to (i) Notices of Exclusive Control or similar notices sent to SVBS by other parties and (ii) a writ or other similar legal process served on SVBS or Clearing Broker in connection with the Account and Collateral. SVBS and Clearing Broker agree to use good faith efforts to promptly notify Creditor if any other party delivers to SVBS a notice of exclusive control or any party other than Creditor or SVBS asserts a claim against the Collateral by means of a writ or other similar legal process, but failure to provide such notice does not constitute a breach of this Agreement. Customer expressly agrees that SVBS, Clearing Broker and Creditor may act in accordance with the terms of this Section 7.

8.             Customer Waiver and Authorization. Customer hereby waives any rights that Customer may have under the Client Agreement to the extent such rights are inconsistent with the provisions of this Agreement, and hereby authorizes SVBS and Clearing Broker to comply with all instructions and entitlement orders delivered by Creditor to SVBS in accordance with the terms of this Agreement.

9.            Amendments to and Termination of Client Agreement. SVBS, Clearing Broker and Customer shall not amend, supplement or otherwise modify the Client Agreement insofar as it pertains to the Collateral without prior written notice to Creditor. Customer may not terminate the Client Agreement insofar as it pertains to the Collateral without consent of Creditor. SVBS and Clearing Broker agree to use good faith efforts to notify Creditor if SVBS or Clearing Broker terminate the Client Agreement, but SVBS’ or Clearing Broker’s failure to notify Creditor shall not be a breach of this Agreement.

10.          Termination of this Agreement. Creditor may terminate this Agreement by giving SVBS and Customer written notice of termination; provided that, by giving such notice, Creditor

3

acknowledges that it will thereby be confirming that, as of the termination date, it will no longer have a perfected security interest in the Account and Securities in the Collateral which is perfected by control via this Agreement, although Creditor may continue to have a perfected security interest in the Account by other means. SVBS and Clearing Broker may terminate this Agreement by giving Creditor and Customer 30 days prior written notice of termination (unless a shorter notice period is mandated by applicable law). Customer may only terminate this Agreement with the written consent of Creditor; provided that, by giving such notice with Creditor’s written consent, both Customer and Creditor acknowledge that they will thereby be confirming that, as of the termination date, Creditor will no longer have a perfected security interest in the Collateral which is perfected by control pursuant to this Agreement, although Creditor may continue to have a perfected security interest in the Collateral by other means.

11           Delivery of Account Statements. SVBS and Clearing Broker are hereby authorized by Customer and agree to send to Creditor at its address for notices set forth below Creditor’s signature block at the end of this Agreement, concurrently with the sending thereof to Customer, duplicate copies of any and all monthly statements or reports issued or sent to Customer with respect to the Collateral and the Account. Until this Agreement is terminated, Customer authorizes SVBS to disclose to Creditor at Creditor’s request any information concerning Customer’s Account and the Securities in the Account, including but not limited to the identity of any other party with which Customer and SVBS and Clearing Broker have executed account control agreements or similar agreements.

12.          Responsibility of SVBS, Clearing Broker and Creditor. This Agreement does not create any obligation or duty on the part of SVBS, Clearing Broker or Creditor other than those expressly set forth herein.

13.          No Waiver. Any forbearance or failure or delay by SVBS, Clearing Broker or Creditor in exercising any right hereunder shall not be deemed a waiver thereof and any single or partial exercise of any right shall not preclude the further exercise thereof.

14.          Amendments. This Agreement and all exhibits attached hereto may be amended only in writing signed by all parties hereto.

15.          Governing Law. Notwithstanding the terms of any other agreement, the parties hereto agree that this Agreement shall be governed under and in accordance with the laws of the State of California. All parties hereto each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

16.          Integration Provision. This Agreement constitutes the entire agreement among SVBS, Clearing Broker, Customer and Creditor with respect to Creditor’s control over the Collateral and Securities and matters specifically set forth herein, and all prior communications, whether verbal or written, between any of the parties hereto with respect to the subject matter hereof shall be of no further effect or evidentiary value.

17.          Notices.

(a)           Any notice, other than a Notice of Exclusive Control, or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly

4

given (a) when actually received by the recipient at the address or facsimile number, if delivered personally (whether by messenger, air courier service or otherwise) or sent by facsimile to the address or facsimile number identified below the signature of the applicable party’s signature below and addressed to the addressee identified below the signature of the applicable party’s signature below; or (b) 72 hours after being deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, if sent to the address and addressee as set forth below the signature of the applicable party hereto. The addresses to which notices or other communications are to be given may be changed from time to time by notice served as provided herein.

(b)           A Notice of Exclusive Control shall be in writing, must be in the form set forth in Exhibit B hereto, must be delivered to the address listed below SVBS’ signature block at the end of this Agreement, must be delivered to SVBS via hand delivery, messenger, overnight delivery or facsimile and shall be considered to have been validly given when actually received, except that a facsimile will be considered to have been validly given only when acknowledged in writing by SVBS (SVBS agrees that it will use its good faith effort to promptly acknowledge receipt of such facsimile). Creditor acknowledges that SVBS may not be able to respond to a Notice of Exclusive Control pursuant to section 7 above, and Creditor agrees that SVBS will not be held liable for any failure to respond to a Notice of Exclusive Control, if the Creditor does not deliver the Notice of Exclusive Control as set forth in this Section 17 or to the address listed below SVBS’ signature block at the end of this Agreement.

18.          Indemnification and Hold Harmless of SVBS and Clearing Broker by Customer. Customer hereby agrees to indemnify and hold harmless SVBS and Clearing Broker, and their respective affiliates and their respective directors, officers, agents and employees (each, an “Indemnified Person”) against any and all claims, causes of action, liabilities, lawsuits, demands and damages (each, a “Claim”) asserted by Creditor or any other party, including without limitation, any and all court costs and reasonable attorneys’ fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, including any claims arising as a result of SVBS’ and Clearing Broker’s adherence (or alleged failure of adherence) to the foregoing instructions including, without limitation, Claims that allegedly result from SVBS’ and/or Clearing Broker’s ceasing, based on this Agreement, to permit withdrawals of or from the Collateral or resulting from SVBS’ and/or Clearing Broker’s paying over or delivering all or any part of the Collateral pursuant to the directions of Creditor; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims arise from the Indemnified Person’s own gross negligence or willful misconduct. Customer agrees that SVBS and/or Clearing Broker shall not be liable for delays or errors occurring by reason of circumstances beyond the control of SVBS or Clearing Broker, including, without limitation, acts of civil, military, or banking authorities, national emergencies, market disorder, labor difficulties, fire, flood or other catastrophes, acts of God, terrorism, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply. Clearing Broker shall have no responsibility or liability under this Agreement to Customer for any acts or omissions by SVBS, its officers, employees or agents; and SVBS shall have no responsibility or liability under this Agreement to Customer for any acts or omissions by Clearing Broker, its officers, employees or agents.

19.          Indemnification and Hold Harmless of SVBS and Clearing Broker by Creditor. Creditor hereby agrees to indemnify Indemnified Persons against any and all Claims asserted

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by Customer or any other party (including, without limitation, any and all court costs and reasonable attorneys’ fees) arising directly out of SVBS’ and/or Clearing Broker’s adherence or failure of adherence to Creditor’s instructions in its Notice of Exclusive Control, including, without limitation, any Claim that arises directly out of SVBS’ and/or Clearing Broker’s ceasing, based on this Agreement, to permit withdrawals of or from the Collateral or resulting from SVBS’ and/or Clearing Broker’s paying over or delivering all or any part of the Collateral pursuant to Creditor’s instructions in its Notice of Exclusive Control; provided, that no Indemnified Person shall be entitled to be indemnified (a) to the extent that such Claim results from an Indemnified Person’s gross negligence or willful misconduct; or (b) for any special, indirect, consequential or punitive damages asserted by Customer if the waiver in Section 21 of this Agreement is enforceable. Creditor agrees that it will not hold Indemnified Persons liable for any Claim arising out of or relating to any Indemnified Person’s performance or failure of performance under this Agreement other than those Claims that result directly from the acts or omissions of the Indemnified Person which are deemed gross negligence or willful misconduct by a civil court or other similar judicial body. Clearing Broker shall have no responsibility or liability under this Agreement to Creditor for any acts or omissions by SVBS, its officers, employees or agents; and SVBS shall have no responsibility or liability under this Agreement to Creditor for any acts or omissions by Clearing Broker, its officers, employees or agents.

20.          Jury Trial Waiver. CUSTOMER, CREDITOR, SVBS AND CLEARING BROKER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

21.          Waiver. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, CUSTOMER AND CREDITOR EACH WAIVE AND AGREE THAT EACH SHALL NOT SEEK FROM SVBS, CLEARING BROKER OR CREDITOR UNDER ANY THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

22.          Unpaid Account Claims. Before Creditor exercises exclusive control over the Account, SVBS and/or Clearing Broker may, in the ordinary course of business, debit from the Account any unpaid Account Claims. After Creditor exercises exclusive control over the Account, if (a) funds are not available in the Account to pay SVBS and/or Clearing Broker for any Account Claims, and (b) Customer fails to pay such Account Claims within fifteen (15) Business days of SVBS’ and/or Clearing Broker’s written demand therefore. Creditor will pay to SVBS and/or Clearing Broker, within ten (10) Business days of a written demand by SVBS and/or Clearing Broker, any amounts owed for an Account Claim and that is not paid in full by Customer up to the amount of the proceeds received by Creditor from the Account.

23.          Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Customer and SVBS, between Customer and Clearing Broker, between Creditor and SVBS, or between Creditor and Clearing Broker, arising out of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in

6

addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

24.          No Conflict. To the extent that the terms or conditions of this Agreement are inconsistent with the Client Agreement or any other document, instrument or agreement between SVBS, Clearing Broker and Customer, the terms and conditions of this Agreement shall prevail.

25.          Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and to each party’s respective successors or heirs and personal representatives. The parties may assign this Agreement and any rights under the Agreement only if that party’s successor or assign assume all obligations under this Agreement.

26.           Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

27.          Survival. Sections 15 and 18 through 25 shall survive the termination of this Agreement.

[The rest of this page intentionally left blank.]

7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CUSTOMER:	Meru Networks
	By	/s/ Ihab Abu-Hakima
	Name:	Ihab Abu-Hakima
	Title:	CEO

Address for Notices:
1309 S.Mary Ave
Sunnyvale CA 94087
Attn: Kathleen Herder
	Telephone:	408-215-5398
	Facsimile:	408-215-5301

CREDITOR:	Silicon Valley Bank

	By	/s/ Jean Lee
	Name:	Jean Lee
	Title:	RELATIONSHIP MANAGER

Address for Notices:
3003 Tasman Drive
Santa Clara
CA 95054
	Telephone:	(408) 654-5523
	Facsimile:	(408) 654-5517

SVBS:	SVB SECURITIES

By
Name:
	Title:	Operations Manager

Address for Notices:
SVB Securities
3003 Tasman Drive
Mail Sort HG250
Santa Clara, CA 95054
Attn: Operations Manager
	Telephone:	408-654-7256
	Facsimile:	408-496-2407

CLEARING BROKER:	ADP CLEARING & OUSOURCING SERVICES, INC.

By
Name:
Title:

8

SVB Securities

Securities Account Control Agreement

Exhibit A

1.                                      Account Title and Number:

Account Title:

Account Number:

2.                                      “Security Agreement” (This section to be completed by Creditor):

3.                                      Account Control Agreements Previously Executed by SVB Securities and Clearing Broker with other Parties Asserting an Interest in the Account (This Section to be completed by SVBS):

9

SVB Securities

Securities Account Control Agreement

Exhibit B

Notice of Exclusive Control

To: SVB Securities (“SVBS”)

From:                                          (“Creditor”)

Re:                                              (“Customer”)

Date:

Pursuant to the Securities Account Control Agreement dated                              (“Agreement”) entered among SVBS, Clearing Broker, Customer and Creditor, Creditor hereby notifies SVBS of Creditor’s exercise of Creditor’s rights under the Agreement and directs SVBS to cease complying with trading instructions or any entitlement orders originated by Customer or its agents.

Creditor understands and agrees that SVBS and Clearing Broker shall have no duty or obligation whatsoever of any kind or character to determine the validity of Creditor’s exercise of its rights under the Agreement or the certification above, to determine if SVBS and/or Clearing Broker is/are obligated to take further instructions from Customer, or to determine whether Creditor has a right to all or part of the Collateral. Creditor hereby agrees to indemnify and hold harmless SVBS and Clearing Broker, their respective affiliates, and their respective directors, officers, employees and agents pursuant to the terms of Section 19 of the Agreement.

Creditor agrees that upon receipt of Creditor’s Notice of Exclusive Control, SVBS and Clearing Broker may exercise their rights and remedies as permitted under the Agreement.

Creditor hereby certifies that the person executing this Notice of Exclusive Control is an officer, representative or agent of Creditor authorized to act on the behalf of Creditor and to make the representations and agreements contained in this Notice of Exclusive Control.

CREDITOR:

By
Title:

ACKNOWLEDGED BY:		SVB SECURITIES
(for facsimile only)
By:
Name:
Title:
Date:
Time:

10

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of the Effective Date by and between SILICON VALLEY BANK (“Bank”) and MERU NETWORKS, INC. (“Grantor”).

RECITALS

A.                                    Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated the Effective Date (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

B.                                    Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	MERU NETWORKS, INC.

1309 South Mary Avenue	By:	/s/ Ihab Abu-Hakima
Sunnyvale, California
Attn:	Title:	CEO

BANK:

Address of Bank:	SILICON VALLEY BANK

3003 Tasman Drive	By:	/s/ Jean Lee
Santa Clara, CA 95054-1191
	Title:	JEAN LEE
Attn:

2

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT B

Patents

Method for Providing Redundancy with Stateless Primary Servers	60 / 596971

A Framework for Load Balancing in Wireless Networks	60 / 597096

Framework and Methods for Achieving Seamless Handoff in Wireless Networks	60 / 597323

A Framework and Methods for Seamless Hand-offs between Access Points in a Wireless Network	60 / 597324

Mechanisms for Channel-Aware and Protocol-Aware Contention Management in an IEEE 802.11 Network	60 / 597330

Method for Inserting Content Into Voice and Media Applications over Wireless and Wireless Networks	60 / 597325

Method for Constructing a Wireless Repeater	60 / 597366

Framework and Methods for detecting and Supressing Rogue Devices in a Wireless Network	60 / 597365

Method for improving Battery life for Real Time Communication Devices in a Wireless Environment	60 / 597439

Multi user detection and interference suppression techniques for direct sequence spread spectrum systems in which all users employ same spreading code	60 / 59745

Method for Reduction in Load for Carrying Voice, Video, or Streaming Media Traffic over Packet Networks	60 / 597452

A Framework and Method for Channel Planning in a Wireless Network

Method for Simultaneous Transmission and Reception to Solve the Hidden Node Problem in Wireless Networks	60 / 597962

Multi user detection and interference suppression techniques for direct sequence spread spectrum systems in which all users employ same spreading code	11 / 164868

Omni-Directional Antenna Supporting Simultaneous Transmission and Reception of Multiple Radios with Narrow Frequency Separation	275.1001.01

Seamless Mobility in Wireless Networks	275.1002.01

Method and System for Compressing Encrypted data	10/364254

Wireless Rate Adaptation	275.1004.02

Security in Wireless Communication Systems	275.1003.02

60 / 597458
A Framework and Method for Constructing Guard

Access Points in a Wireless Network
Data Transmission Using Arithmetic Coding Based Continuous Error Detection	6,418,54

2

EXHIBIT C

Trademarks

	Registration/	Registration/
	Application	Application
Description	Number	Date
MERU NETWORKS	3,063,250	2-28-06
VOIP UNPLUGGED	78/578,321	3-02-05

EXHIBIT D

Mask Works

	Registration/	Registration/
	Application	Application
Description	Number	Date

Payment Instruction

January   , 2007

To: Silicon Valley Bank

Reference is made to the Loan and Security Agreement between us of substantially even date (the “Loan Agreement”). (Capitalized terms used in this Agreement which are not defined herein shall have the meanings set forth in the Loan Agreement.)

This will confirm our instructions to you to pay, from the proceeds of the Loans, the sums set forth in the attached letter from Venture Lending and Leasing IV, Inc. dated January 4, 2007, by wire transfer in accordance with said letter, and the sums so paid shall constitute disbursement of the Loans in said amount to us for all purposes of the Loan Agreement.

Sincerely,

Meru Networks, Inc.

By	/s/ Ihab Abu-Hakima
Name	Ihab Abu-Hakima
Title	CEO

VENTURE LENDING & LEASING IV, INC.

2010 North First Street Suite 310

San Jose, CA 95131

January 4, 2007

Mr. Joe Restagno

Senior Relationship Manager

SVB Financial Group

3979 Freedom Circle, Suite 600

Santa Clara, CA 95054

Dear Joe:

Venture Lending & Leasing IV, Inc. (the “Lender”) has extended credit to Meru Networks, Inc. (the “Borrower”), pursuant to the Loan and Security Agreement dated September 29, 2005 as amended (the “Obligation”). The amount of the Obligation owed to Lender by the Borrower, as of January 4, 2007, is One Million Eight Hundred Twenty Seven Thousand Five Hundred Seventy Five and 60/100 Dollars ($1,827,575.60).

The above amount is inclusive of $265 in legal fees related to the perfection of security interests with respect to intellectual property. The foregoing amount is effective through January 31, 2007 only, and is subject to change thereafter.

Lender acknowledges that upon receipt of payment of the outstanding Obligation in the amount set forth above, by wire transfer to the following account:

Union Bank of California

ABA # 122000496

Monterey Park, CA 91755

37130196431 TRUSDG

FFC: 6711727702/Venture L&L IV Inc. Custody

Attn: Douglas Schlafer

(a)         All outstanding obligations of the Borrower under the Obligation (other than contingent obligations) shall have been satisfied and paid in full,

(b)         all liens, mortgages and security interests now held by Lender, if any, in respect of any assets or property of the Borrower or any of its subsidiaries (including specifically, but not limited to any lien on any stock or securities, if any, issued by the subsidiaries of Borrower, and any lien or security interest on any intellectual property or customer lists) will be deemed terminated and released, and all collateral subject to such liens, mortgages and security interests shall be deemed released therefrom, all without recourse against or representation or warranty by Lender and

(c)          all guaranties issued by any person in respect of any obligation of Borrower to Lender shall be terminated and released and of no further force or effect.

From and after Lender’s receipt of payment of the Obligation as aforesaid, Lender will, from time to time, as at the Borrower’s sole cost and expense (including, without limitation, reimbursement for all reasonable counsel fees and expenses of Lender in connection therewith), execute and deliver without recourse, representation or warranty, any and all further UCC-3 Termination Statements and other instruments as may be reasonably required by the Borrower to release of record any and all liens, security interests, collateral assignments and mortgages on any assets of the Borrower to Lender pursuant to or in connection with the Obligation which may hereafter be discovered and we authorize you to file Termination Statements terminating all UCC-1 Financing Statements in our favor with respect to the Borrower.

Sincerely,
/s/ Jay Cohan

Jay Cohan
Vice President

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of November 30, 2007, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 3979 Freedom Circle, Suite 600, Santa Clara, California 95054 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 1309 S. Mary Avenue, Sunnyvale, California 94087 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANCE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the following Section 2.1.5 thereof, entitled “Overall Aggregate Sublimit”:

“2.1.5 Overall Aggregate Sublimit.  In no event shall the total amount of (i) outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and (ii) the FX Reserve, and (iii) the amount of the Availability Amount utilized for Cash Management Services, at any time exceed $2,000,000 in the aggregate (the “Overall Sublimit”).”

and inserting in lieu thereof the following:

“2.1.5 Overall Aggregate Sublimit.  In no event shall the total amount of (i) outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and (ii) the FX Reserve, and (iii) the amount of the Availability Amount utilized for Cash Management Services, at any time exceed $5,000,000 in the aggregate (the “Overall Sublimit”).”

2.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 5.2 thereof, entitled “Collateral”:

“Except as hereafter disclosed to Bank in writing by Borrower, and other than Collateral which by its very nature is intended to be used at places other than the Borrower’s place of business (such as laptop computers, marketing materials, cell phones, and the like), none of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate.”

and inserting in lieu thereof the following:

“Except as hereafter disclosed to Bank in writing by Borrower, and other than Collateral which by its very nature is intended to be used at places other than the Borrower’s place of business (such as manufacturing test equipment, laptop computers, marketing materials, cell phones, and the like), none of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate.”

3.                                      The Loan Agreement shall be amended by deleting Section 2.1.6(d) thereof, entitled “Term Loan Reserve,” and inserting in lieu thereof the following new Section 2.1.6(d):

“(d) Term Loan Reserve.  ‘Term Loan Reserve” shall mean an amount equal to the entire unpaid principal balance of the Term Loan outstanding from time to time.”

4.                                      The Loan Agreement shall be amended by deleting the following Section 2.3(a)(i) thereof, entitled “Advances”:

“(i) Advances.  Subject to Section 2.3(b), the amounts outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the “Prime Rate” in effect from time to time plus 0.75% per annum; provided that if the Quick Ratio Test is not met, the interest rate applicable to the Obligations shall be a per annum rate equal to the “Prime Rate” in effect from time to time, plus 1.50% per annum.  Changes in the interest rate based on whether or not the Quick Ratio lest is met shall go into effect as of the first day of the month closest to the date Borrower’s financial statements, which show whether or not the Quick Ratio Test is met, are due, even if the delivery of the financial statements is delayed.”

and inserting in lieu thereof the following:

“(i) Advances.  Subject to Section 2.3(b), the amounts outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of:  (a) the “Prime Rate” in effect from time to time plus 1.00% per annum, and (b) eight and one half of one percent (8.50%); provided that if the Quick Ratio Test is not met, the interest rate applicable to the Obligations shall be a per annum rate equal to the greater of: (a) the “Prime Rate” in effect from time to time plus 2.00% per annum, and (b) nine and one half of one percent (9.50%).  Changes in the interest rate based on whether or not the Quick Ratio lest is met shall go into effect as of the first day of the month closest to the date Borrower’s financial statements, which show whether or not the Quick Ratio Test is met, are due, even if the delivery of the financial statements is delayed.”

5.                                      The Loan Agreement shall be amended by inserting the following new Section 2.3(h) immediately following Section 2.3(g) thereof:

“(h) Minimum Monthly Interest.  In the event the aggregate amount of interest earned by Bank in any calendar month (exclusive of any collateral monitoring fees, unused line fees, or any other fees and charges hereunder) is less than interest calculated based upon $2,000,000 outstanding under the Revolving Line with respect to each month (the “Minimum Monthly Interest”), Borrower shall pay Bank an amount, payable on the last day of such month, in an amount equal to the (i) Minimum Monthly Interest minus (ii) the aggregate amount of all interest earned by Bank (exclusive of any unused line fees, or any other fees and charges hereunder) in such month.”

6.                                      The Loan Agreement shall be amended by deleting the following Section 5.7 thereof, entitled “Subsidiaries; Investments”:

“5.7 Subsidiaries; Investments.  Borrower does not have any Subsidiaries, other than Meru Networks India Pvt. Ltd., an Indian company, and Meru Networks Japan KK, a Japanese company and other Subsidiaries organized with the prior written consent of Bank, and does not own any stock, partnership interest or other equity securities in any other Person, except for Permitted Investments.”

and inserting in lieu thereof the following new Section 6.9:

“5.7 Subsidiaries; Investments.  Borrower does not have any Subsidiaries, other than Meru Networks India Pvt. Ltd., an Indian company, Meru Networks International, Inc., a Delaware corporation, and Meru Networks Japan KK, a Japanese company and other Subsidiaries organized with the prior written consent of Bank, and does not own any stock, partnership interest or other equity securities in any other Person, except for Permitted Investments.”

7.                                      The Loan Agreement shall be amended by deleting Section 6.9 thereof, entitled “Financial Covenants,” and inserting in lieu thereof the following new Section 6.9:

“6.9 Financial Covenants.  Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis:

(a) Minimum Bookings.  As of the last day of each quarter set forth below, achieve Bookings, of not less than the following amounts:

Period	Minimum Bookings
January 1, 2008 through March 31, 2008	$15,000,000.00
April 1, 2008 through June 30, 2008	$17,000,000.00
July 1, 2008 through September 30, 2008	$20,000,000.00
October 1, 2008 through December 31, 2008	$24,000,000.00
During each quarter thereafter	80% of board approved quarterly bookings target

(b) Minimum Collections.  Receive collections, based upon a rolling three-month average and tested as of the last day of each month, of not less than: (i) $2,000,000.00, for each month from November 1, 2007 through March 31, 2008; (ii) $3,500,000.00, for each month from April 1, 2008 through June 30, 2008, and (iii) $4,500,000.00, for each month from July 31, 2008, and thereafter.”

8.                                      The Loan Agreement shall be amended by inserting the following new Section 8.10 immediately following Section 8.9 thereof entitled “Subordinated Debt”:

“8.10 Growth Capital Loan Agreement.  The occurrence of an Event of Default (as defined in the Growth Capital Loan Agreement) under the Growth Capital Loan Agreement.”

9.                                      The Loan Agreement shall be amended by deleting the following text appearing in the definition of “Eligible Accounts” in Section 13.1 thereof:

“(1) Accounts owing from an Account Debtor with respect to which Borrower has received deferred revenue (but only to the extent of such deferred revenue);”

and inserting in lieu thereof the following:

“(1) Accounts owing from an Account Debtor with respect to which Borrower has received deferred revenue for maintenance and support (but only to the extent of such deferred revenue);”

10.                               The Loan Agreement shall be amended by deleting the following text appearing in the definition of “Permitted Investments” appearing in Section 13.1 thereof:

“(f) Investments of Subsidiaries in Borrower and Investments by Borrower in Subsidiaries, provided that Borrower’s Investments in Subsidiaries shall not exceed the lesser of ($4,500,000 for fiscal year 2007 plus 20% per annum thereafter), or (ii) an amount reasonably necessary to fund current operating expenses of such Subsidiaries (taking into account the income and assets of such Subsidiaries);”

and inserting in lieu thereof the following:

“(f) Investments of Subsidiaries in Borrower and Investments by Borrower in Subsidiaries, provided that Borrower’s Investments in Subsidiaries shall not exceed the lesser of ($4,500,000 for fiscal year 2007, $5,850,000 for fiscal year 2008, plus 20% per annum thereafter), or (ii) an amount reasonably necessary to fund current operating expenses of such Subsidiaries (taking into account the income and assets of such Subsidiaries);”

11.                               The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

““Maximum Dollar Amount” is $6,500,000.”

““Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit, cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.”

““Quick Ratio Test” As used herein, the “Quick Ratio Test” will be deemed to be met if Borrower’s Adjusted Quick Ratio according to its most recent financial statements received by Bank is equal to, or greater than, 1.25 to 1.00.  As used herein, “Adjusted Quick Ratio” means the ratio of (A) Borrower’s unrestricted cash and unrestricted Cash Equivalents maintained at Bank, plus the amount of Borrower’s Eligible Accounts, TO (B) the total of Borrower’s current liabilities (including all of the Obligations to Bank, including without limitation (i) potential Obligations (whether or not contingent) in connection with Letters of Credit,

FX Forward Contracts, and Cash Management Services, as determined by Bank, and (ii) Term Loan principal payments due in the next twelve months), but not including non-refundable deferred revenue or maintenance deferred revenue.”

““Revolving Line Maturity Date” is the earliest of (a) the first anniversary of the Effective Date or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

““Maximum Dollar Amount” is $10,000,000.”

““Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, the Growth Capital Loan Agreement or otherwise, including, without limitation, all obligations relating to letters of credit, cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.”

““Quick Ratio Test” As used herein, the “Quick Ratio Test” will be deemed to be met if Borrower’s Adjusted Quick Ratio according to its most recent financial statements received by Bank is equal to, or greater than, 1.25 to 1.00.  As used herein.  “Adjusted Quick Ratio” means the ratio of (A) Borrower’s unrestricted cash and unrestricted Cash Equivalents maintained at Bank, plus the amount of Borrower’s Eligible Accounts, TO (B) the total of Borrower’s current liabilities, but not including non-refundable deferred revenue or maintenance deferred revenue.”

““Revolving Line Maturity Date” is the earliest of (a) November 30, 2008, or (b) the occurrence of an Event of Default.”

12.                               The Loan Agreement shall be amended by inserting the following definitions, in alphabetical order, in Section 13.1 thereof:

““Bookings” shall mean agreements signed by customers of the Borrower (including, without limitation, the Borrower’s distributors and re-sellers) that will, within 90 days of signing, result in shipment of products and revenues or deferred revenues.”

““Growth Capital Loan Agreement” is that certain Term Loan and Security Agreement between Borrower, Bank, and Gold Hill

Venture Lending 03, L.P. dated as of November 30, 2007, as may be amended from time to time.”

““Minimum Monthly Interest” is defined in Section 2.3(h).”

4.                                      FEES.  Borrower shall pay to Bank a modification fee equal to Fifty Thousand Dollars ($50,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of January 29, 2007 between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement, shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Representations and Warranties has not changed, as of the date hereof, except that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

14.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Ihab Abu-Hakima	By:	/s/ Jean Lee

Name:	Ihab Abu-Hakima	Name:	Jean Lee

Title:	CEO	Title:	Relationship Manager

SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of July 31, 2008, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 3979 Freedom Circle, Suite 600, Santa Clara, California 95054 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by that certain First Loan Modification Agreement dated as of November 30, 2007 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defied herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the following Section 6.9(a) thereof, entitled “Minimum Bookings”:

“(a) Minimum Bookings.  As of the last day of each quarter set forth below, achieve Bookings, of not less than the following amounts:

Period	Minimum Bookings
January 1, 2008 through March 31, 2008	$15,000,000.00
April 1, 2008 through June 30, 2008	$17,000,000.00
July 1, 2008 through September 30, 2008	$20,000,000.00
October 1, 2008 through December 31, 2008	$24,000,000.00
During each quarter thereafter	80% of board approved quarterly bookings target”

and inserting in lieu thereof the following:

“(a) Minimum Bookings.  As of the last day of each quarter set forth below, achieve Bookings, of not less than the following amounts:

Period	Minimum Bookings
January 1, 2008 through March 31, 2008	$15,000,000.00
April 1, 2008 through June 30, 2008	$11,900,000.00
July 1, 2008 through September 30, 2008	$14,875,000.00
October 1, 2008 through December 31, 2008	$16,150,000.00
During each quarter thereafter	80% of board approved quarterly bookings target”

2.                                      The Loan Agreement shall be amended by deleting the following Section 6.9(b) thereof, entitled “Minimum Collections”:

“(b) Minimum Collections.  Receive collections, based upon a rolling three-month average and tested as of the last day of each month, of not less than: (i) $2,000,000.00, for each month from November 1, 2007 through March 31, 2008; (ii) $3,500,000.00, for each month from April 1, 2008 through June 30, 2008, and (iii) $4,500,000.00, for each month from July 31, 2008, and thereafter.”

and inserting in lieu thereof the following:

“(b) Liquidity.  Borrower’s unrestricted cash and Cash Equivalents plus the Availability Amount of at least Five Million Dollars ($5,000,000.00), tested as of the last day of each month.”

3.                                      Bank hereby agrees that Borrower may deliver its (a) 2006 fiscal year end audited financial statements and (b) 2007 fiscal year end audited financial statements to Bank on or before November 30, 2008.

B.                                    Waiver

1.                                      Bank hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s failure to comply with the financial covenant set forth in Section 6.9(a) thereof (Minimum Bookings) as of the quarter ending March 31, 2008.  Bank’s waiver of Borrower’s compliance of said financial covenant shall apply only to the foregoing specific period.

4.                                      FEES.  Borrower shall pay to Bank a modification fee equal to Seven Thousand Five Hundred Dollars ($7,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of January 29, 2007 between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement, shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Representations and Warranties has not changed, as of the date hereof, except that Borrower has an additional subsidiary.  Meru Networks International, Inc., a Delaware corporation.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  Nu maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice,

Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE TI-IE BANK’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

14.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett White	By:	/s/ Jean Lee

Name:	Brett White	Name:	Jean Lee

Title:	CFO	Title:	Relationship Manager

SILICON VALLEY BANK

INVOICE FOR LOAN CHARGES

BORROWER:	MERU NETWORKS, INC.

LOAN OFFICER:	Ms. Jean Lee

DATE:

Modification Fee	$7,500.00

TOTAL FEES DUE	$7,500.00

Please indicate the method of payment:

☐ A check for the total amount is attached.

☒ Debit DDA              for the total amount.

☐ Loan proceeds

MERU NETWORKS, INC.

By:	/s/ Brett White
Authorized Signer

Silicon Valley Bank (Date)
Account Officer’s Signature

THIRD LOAN MODIFICATION AGREEMENT

This Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of November     , 2008, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 3979 Freedom Circle, Suite 600, Santa Clara, California 95054 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief’ executive office located at 1309 S.  Mary Avenue, Sunnyvale, California 94087 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by that certain First Loan Modification Agreement dated as of November 30, 2007 and that certain Second Loan Modification Agreement dated as of July 30, 2008 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents.”

3.                                      DESCRIPTION OF CHANGE IN TERMS

Modifications to Loan Agreement

1.                                      The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

““Revolving Line Maturity Date” is the earliest of (a) November 30, 2008, or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

““Revolving Line Maturity Date” is the earliest of (a) January 30, 2009, or (b) the occurrence of an Event of Default.”

2.                                      Bank hereby agrees that Borrower may deliver its (a) 2006 fiscal year end audited financial statements and (b) 2007 fiscal year end audited financial statements to Bank on or before January 30, 2009.

4.                                      FEES.  Borrower shall pay to Bank a modification fee equal to Eight Thousand Five Hundred Dollars ($8,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents,

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of January 29, 2007 between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement, shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Representations and Warranties has not changed, as of the date hereof; except that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of’ all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

14.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett White	By:	/s/ Jean Lee

Name:	Brett White	Name:	Jean Lee

Title:	CFO	Title:	Relationship Manager

SILICON VALLEY BANK INVOICE FOR LOAN CHARGES

BORROWER:	MERU NETWORKS, INC.

LOAN OFFICER:	Ms. Jean Lee

DATE:	November 28, 2008

Modification Fee	$8,500.00

TOTAL FEES DUE	$8,500.00

Please indicate the method of payment:

☐ A check for the total amount is attached.

☒ Debit DDA              for the total amount.

☐ Loan proceeds

MERU NETWORKS, INC.

By:	/s/ Brett White
Authorized Signer

Silicon Valley Bank (Date)
Account Officer’s Signature

(56120/1409)

1093074.1

FOURTH LOAN MODIFICATION AGREEMENT

This Fourth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of February 26, 2009, and is effective as of January 30, 2009, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 3979 Freedom Circle, Suite 600, Santa Clara, California 94054 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 1309 S. Mary Avenue, Sunnyvale, California 94087 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, and as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting Section 2.3(h) thereof.

2.                                      The Loan Agreement shall be amended by deleting the following appearing as Section 6.9(a) thereof (entitled “Minimum Bookings”) in its entirety:

“ (a) Minimum Bookings.  As of the last day of each quarter set forth below, achieve Bookings, of not less than the following amounts:

Period	Minimum Bookings
January 1, 2008 through March 31, 2008	$15,000,000.00
April 1, 2008 through June 30, 2008	$11,900,000.00
July 1, 2008 through September 30, 2008	$14,875,000.00
October 1, 2008 through December 31, 2008	$16,150,000.00
During each quarter thereafter	80% of board approved quarterly bookings target”

and inserting in lieu thereof the following:

“(a) Minimum Bookings.  As of the last day of each quarter set forth below, achieve Bookings, of not less than the following amounts:

Period	Minimum Bookings
January 1, 2008 through March 31, 2008	$15,000,000.00
April 1, 2008 through June 30, 2008	$11,900,000.00
July 1, 2008 through September 30, 2008	$14,875,000.00
October 1, 2008 through December 31, 2008	$16,150,000.00
January 1, 2009 through March 31, 2009	$10,200,000.00

In addition, (i) Borrower shall provide Bank with updated operating budgets and financial projections in a form acceptable to Bank in its sole discretion on or before March 15, 2009, and (ii) Borrower and Bank shall use best efforts to mutually agree upon a Minimum Bookings covenant for the remainder of Borrower’s fiscal year ending December 31, 2009; provided, however, in the event that Borrower and Bank do not agree in writing to same on or before March 31, 2009, then, notwithstanding anything to the contrary in this Agreement, all Obligations shall be due and payable in full on such date.  The foregoing shall not be construed in any way as an agreement on behalf of Bank to extend the Revolving Line Maturity Date.  Notwithstanding the foregoing, no provision of this Section 6.9(a) shall constitute an agreement by Bank to extend the Revolving Line Maturity Date.”

3.                                      The Loan Agreement shall be amended by deleting Section 6.9(b) thereof (entitled “Liquidity”) in its entirety.

4.                                      The Loan Agreement shall be amended by inserting the following new Section 8.10 immediately following Section 8.9 thereof:

“8.10 2009 Equity Event.  The 2009 Equity Event does not occur on or before March 15, 2009.”

5.                                      The Loan Agreement shall be amended by deleting the following text appearing in the definition of “Eligible Accounts” in Section 13.1 thereof:

“                  (1) Accounts owing from an Account Debtor with respect to which Borrower has received deferred revenue for maintenance and support (but only to the extent of such deferred revenue).”

and inserting in lieu thereof the following:

“                  (1) Accounts owing from an Account Debtor with respect to which Borrower has received deferred revenue for maintenance and support (but only to the extent of such deferred revenue and provided further that only fifty percent (50.0%) of such deferred revenue shall be ineligible);”

6.                                      The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

“                  “Revolving Line Maturity Date” is the earliest of (a) January 30, 2009, or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

“                  “Revolving Line Maturity Date” is the earliest of (a) March 31, 2009, or (b) the occurrence of an Event of Default.”

7.                                      The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 13.1 thereof:

“                  “2009 Effective Date” is February 26, 2009.”

“                  “2009 Equity Event” is the receipt of net cash proceeds by Borrower from the closing of an equity round of financing with investors acceptable to Bank in its sole discretion, after the 2009 Effective Date but prior to March 15, 2009, in the amount of at least Six Million Dollars ($6,000,000.00).”

8.                                      The Compliance Certificate appearing as Exhibit E to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

B.                                    Acknowledgment of Default; Forbearance by Bank.  Borrower acknowledges that it is currently in default under the Loan Agreement by its failure to comply with the financial covenant set forth in Section 6.9(a) thereof (“Minimum Bookings”) for the period from October 1, 2008 through December 31, 2008 (the “Existing Default”).  Bank, however, hereby agrees to forbear from exercising its rights and remedies with respect to the Existing Default until the earlier to occur of (i) an Event of Default under the Loan Agreement (other than the Existing Default), or (ii) March 15, 2009.  Bank hereby agrees to waive the Existing Default, provided no default other than the Existing Default has occurred or is continuing, upon the occurrence of the 2009 Equity Event.  Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this Section or anywhere in this Loan Modification Agreement shall be deemed or otherwise construed as a waiver by the Bank of any of its rights and remedies pursuant to the Existing Loan Documents, applicable law or otherwise.

4.                                      FEES.  Borrower shall pay to Bank a modification fee equal to Fifty Thousand Dollars ($50,000.00), which fee shall be deemed fully earned as of the date hereof and shall be due and payable upon the earliest of (a) the occurrence of the 2009 Equity Event, (b) March 15, 2009, and (c) the occurrence of an Event of Default.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Representations and Warranties has not changed as of the date hereof, except that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s Interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the part is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of any Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower event though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

14.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett White	By:	/s/ Jean Lee

Name:	Brett White	Name:	Jean Lee

Title:	CFO	Title:	Relationship Manager

FIFTH LOAN MODIFICATION AGREEMENT

This Fifth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of April 27, 2009, and is effective as of March 31, 2009, by and between SILICON VALLEY BANK, a California corporation with loan production office located at 3979 Freedom Circle, Suite 600, Santa Clara, California 95054 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 1309 S.  Mary Avenue, Sunnyvale, California 94087 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, and as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS:

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 2.1.3 thereof (entitled “Foreign Exchange Sublimit”):

“FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract in a maximum aggregate amount equal to $2,000,000 (the “FX Reserve”).”

and inserting in lieu thereof the following:

“FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward

Contract in a maximum aggregate amount equal to $3,500,000 (the “FX Reserve”):

2.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 2.1.4 thereof (entitled “Cash Management Services Sublimit”):

“Subject to the Overall Sublimit in Section 2.1.5 below, Borrower may use up to $2,000,000 (the “Cash Management Services Sublimit”) of the Availability Amount for Bank’s cash management services which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”).”

and inserting in lieu thereof the following:

“Subject to the Overall Sublimit in Section 2.1.5 below, Borrower may use up to $3,500,000 (the “Cash Management Services Sublimit”) of the Availability Amount for Bank’s cash management services which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services (collectively, the “Cash Management Service’).”

3.                                      The Loan Agreement shall be amended by deleting the following appearing in Section 2.1.5 thereof (entitled “Overall Aggregate Sublimit”):

“                  2.1.5 Overall Aggregate Sublimit.  In no event shall the total amount of (i) outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letters of Credit Reserve), and (ii) the FX Reserve, and (iii) the amount of the Availability Amount utilized for Cash Management Services, at any time exceed $5,000,000 in the aggregate (the “Overall Sublimit”).”

and inserting in lieu thereof the following:

“                  2.1.5 Overall Aggregate Sublimit.  In no event shall the total amount of (i) outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letters of Credit Reserve), and (ii) the FX Reserve, and (iii) the amount of the Availability Amount utilized for Cash Management Services, at any time exceed $3,500,000 in the aggregate (the “Overall Sublimit”).”

4.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 2.3(a)(i) thereof (entitled “Advances”):

“                  (i) Advances.  Subject to Section 2.3(b), the amounts outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of (a) the “Prime Rate” in effect from time to little plus 1.00% per annum and (b) eight and one half of one percent (8.50%); provided that if the Quick Ratio Test is not met, the interest rate applicable to the Obligations shall be a per annum rate equal to the greater of: (a) the “Prime Rate” in effect from time to time plus 2.00% per annum and (b) nine and one half of one percent (9.50%).”

and inserting in lieu thereof the following:

“                  (i) Advances.  Subject to Section 2.3(b), on and after 2009 Effective Date No. 2, the amounts outstanding under the Revolving Line shall accrue interest at a per annum rate equal to “Prime Rate” in effect from time, plus 1.50% per annum; provided that if the Quick Ratio Test is not met, the interest rate applicable to the Obligations shall be a per annum rate equal to the “Prime Rate” in effect from time to time plus 2.50% per annum.”

5.                                      The Loan Agreement shall be amended by inserting the following new Section 2.3(h) thereto (entitled “Minimum Monthly Interest”) to appear immediately following the existing Section 2.3(g) thereof (entitled “Payment; Interest Computation; Float Charge”):

“(b) Minimum Monthly Interest.  In the event the aggregate amount of interest earned by Bank in any calendar month (exclusive of any collateral monitoring fees, unused line fees, or any other fees and charges hereunder) is less than interest calculated based upon $2,000,000 outstanding under the Revolving Line with respect to each month (the “Minimum Monthly Interest”), Borrower shall pay Bank an mount payable on the last day of such month, in an amount equal to the (i) Minimum Monthly Interest minus (ii) the aggregate amount of all interest earned by Bank (exclusive of any unused line fees, or any other fees and charges hereunder) in such month.  Notwithstanding the foregoing, no amount shall be due and payable by Borrower pursuant to this Section 2.3(h) during any calendar month in which Bank determines, in its sole discretion, that Borrower has maintained greater than or equal to Four Million Dollars ($4,000,000.00) in unrestricted cash in an operating account with Bank at all times during such calendar month,”

6.                                      The Loan Agreement shall be amended by deleting the following appearing in Section 6.9(a) (entitled “Minimum Bookings”) in its entirely:

“                  (a) Minimum Bookings.  As of the last day of each quarter set forth below, achieve Bookings, of not less than the following amounts.

Period	Minimum Bookings
January 1, 2008 through March 31, 2008	$15,000,000.00
April 1, 2008 through June 30, 2008	$11,900,000.00
July 1, 2008 through September 30, 2008	$14,875,000.00
October 1 2008 through December 31, 2008	$16,150,000.00
January 1, 2009 through March 31, 2009	$10,200,000.00

In addition, (i) Borrower shall provide Bank with updated operating budgets and financial projections in form acceptable to Bank in its sole discretion on or before March 15, 2009, and (ii) Borrower and Bank shall use best efforts to mutually agree upon a Minimum Bookings covenant for the remainder of Borrower’s fiscal year ending December 31, 2009; provided, however, in the even that Borrower and Bank do not agree in writing to same on or before March 31, 2009, then, notwithstanding anything to the contrary in this Agreement, all Obligations shall be due and payable in full on such date.  The foregoing shall not be construed in any way as an agreement on behalf of Bank to extend the Revolving Line Maturity Date.  Notwithstanding the foregoing, no provision of this Section 6.9(a) shall constitute an agreement by Bank to extend the Revolving Line Maturity Date.”

and inserting in lieu thereof the following:

“                  (a) Minimum Bookings.  As of the last day of each quarter set forth below, achieve Bookings, of not less than the following amounts.

Period	Minimum Bookings
January 1, 2008 through March 31, 2008	$15,000,000.00
April 1, 2008 through June 30, 2008	$11,900,000.00
July 1, 2008 through September 30, 2008	$14,875,000.00
October 1 2008 through December 31, 2008	$16,150,000.00
January 1, 2009 through March 31, 2009	$10,200,000.00
April 1, 2009 through June 30, 2009	$10,400,000.00
July 1, 2009 through September 30, 2009	$12,000,000.00
October 1 2009 through December 31, 2009	$13,600,000.00

In addition, (i) Borrower shall provide Bank with updated operating budgets and financial projections in form acceptable to Bank in its sole discretion on or before January 31, 2010, and (ii) Borrower and Bank shall use best efforts to mutually agree in good faith upon a Minimum Bookings covenant for Borrower’s fiscal quarter ending March 31, 2010; provided, however, in the even that Borrower and Bank do not agree in writing to same for any reason, in each of their sole and absolute discretion, on or before

January 31, 2010, then, notwithstanding anything to the contrary in this Agreement, all Obligations shall be due and payable in full on such date.  The foregoing shall not be construed in any way as an agreement on behalf of Bank to extend the Revolving Line Maturity Date.  Notwithstanding the foregoing, no provision of this Section 6.9(a) shall constitute an agreement by Bank to extend the Revolving Line Maturity Date.”

7.                                      The Loan Agreement shall be amended by inserting the following new Section 6.9(b) thereto (entitled “Adjusted Quick Ratio”) to appear immediately following the existing Section 6.9(a) thereof (entitled “Minimum Bookings”):

“                  (b) Adjusted Quick Ratio.  Commencing with the month ended March 31, 2009, an Adjusted Quick Ratio of at least 0.70:1.00.”

8.                                      The Loan Agreement shall be amended by inserting the following new definition to appear alphabetically in Section 13.1 thereof:

“                  “2009 Effective Date No. 2” is March 31, 2009.”

9.                                      The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

“                  “Adjusted Quick Ratio” is defined in the definition of “Quick Ratio Test” below.”

“                  “Maximum Dollar Amount” is $10,000,000.”

“                  “Quick Ratio Test” As used herein, the “Quick Ratio Test” will be deemed to be met if Borrower’s Adjusted Quick Ratio according to its most recent financial statements received by Bank is equal to, .or greater than, 1.25 to 1.00.  As used herein, “Adjusted Quick Ratio” means the ratio of (A) Borrower’s unrestricted cash and unrestricted Cash Equivalents maintained at Bank, plus the amount of Borrower’s Eligible Accounts, TO (B) the total of Borrower’s current liabilities, but not including non-refundable deferred revenue or maintenance deferred revenue.”

“                  “Revolving Line Maturity Date” is the earliest of (a) March 31, 2009, or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

“                  “Adjusted Quick Ratio” means the ratio of (A) Borrower’s unrestricted cash and unrestricted Cash Equivalents maintained at Bank, plus the amount of Borrower’s billed accounts receivable, TO (B) the total of Borrower’s current liabilities, but not including non-refundable deferred revenue or maintenance deferred revenue.”

“                  “Maximum Dollar Amount” is $7,000,000.”

“                  “Quick Ratio Test” As used herein, the “Quick Ratio Test” will be deemed to be met if Borrower’s Adjusted Quick Ratio according to its most recent financial statements received by Bank is equal to, or greater than 1.25 to 1.00.”

“                  “Revolving Line Maturity Date” is the earliest of (a) March 30, 2010, or (b) the occurrence of an Event of Default.”

10.                               The Compliance Certificate appearing as Exhibit E to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

4.                                      FEES.  Borrower shall pay to Bank a commitment fee equal to Fifty Nine Thousand Five Hundred Dollars ($59,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expense’s incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of January 29, 2007 between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing of Intellectual Property Collateral as defined in said intellectual Property Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007 between Borrower and Bank and acknowledges, confirms and agrees the disclosures and information above however provided to Bank in the Representations and Warranties has not changed, as of the date hereof, except that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems .appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral by either Borrower or any other Peron, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that. the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Burrower hereby acknowledges and agrees that Borrower has no offsets.  defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this, Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OR SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Stale of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett White	By:	/s/ Jean Lee

Name:	Brett White	Name:	Jean Lee

Title:	CFO	Title:	Relationship Manager

SIXTH LOAN MODIFICATION AGREEMENT

This Sixth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of             , 2010, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 3979 Freedom Circle, Suite 600, Santa Clara, California 95054 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, and as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting Section 2.3(a)(i) thereof (entitled “Advances”) in its entirety and replacing such Section 2.3(a)(i) with the following:

“                                          (i) Advances.  Subject to Section 2.3(b), on and after the 2010 Effective Date, the amounts outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the “Prime Rate” in effect from time to time, plus 0.50% per annum.”

2.                                      The Loan Agreement shall be amended by deleting Section 2.3(h) thereof in its entirety on the 2010 Effective Date.

3.                                      The Loan Agreement shall be amended by inserting the following text to appear at the end of Section 6.2(a) thereof:

“                                          (vii) In the event that Borrower is or becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within five (5) days after filing, all reports on Form 10-K, 10-Q and 8 K filed with the Securities and Exchange Commission or a link thereto on Borrower’s or another website on the Internet.”

4.                                      The Loan Agreement shall be amended by deleting Section 6.9(a) thereof (entitled “Minimum Bookings”) in its entirety and replacing such Section 6.9(a) with the following:

“                                          (a) Minimum Bookings.  As of the last day of each quarter set forth below, achieve Bookings, of not less than the following amounts:

Period	Minimum Bookings
January 1, 2008 through March 31, 2008	$15,000,000.00
April 1, 2008 through June 30, 2008	$11,900,000.00
July 1, 2008 through September 30, 2008	$14,875,000.00
October 1, 2008 through December 31, 2008	$16,150,000.00
January 1, 2009 through March 31, 2009	$10,200,000.00
April 1, 2009 through June 30, 2009	$10,400,000.00
July 1, 2009 through September 30, 2009	$12,000,000.00
October 1, 2009 through December 31, 2009	$13,600,000.00
January 1, 2010 through March 31, 2010	$12,300,000.00
April 1, 2010 through June 30, 2010	$14,700,000.00

In addition, (i) Borrower shall provide Bank with updated operating budgets and financial projections in a form acceptable to Bank in its sole discretion on or before June 30, 2010, and (ii) Borrower and Bank shall use best efforts to mutually agree in good faith upon a Bookings covenant for Borrower’s fiscal quarter ending September 30, 2010; provided, however, in the event that Borrower and Bank do not agree in writing to same for any reason, in each of their sole and absolute discretion, on or before June 30, 2010, then, notwithstanding anything to the contrary in this Agreement, all Obligations shall be due and payable in full on such date.  Notwithstanding the foregoing, no provision of this Section 6.9(a) shall be construed in any way as an agreement by Bank to extend the Revolving Line Maturity Date.”

5.                                      The Loan Agreement shall be amended by inserting the following new definition to appear alphabetically in Section 13.1 thereof:

“                                          “2010 Effective Date” is March 30, 2010.”

6.                                      The Loan Agreement shall be amended by deleting the following terms and their respective definitions appearing in Section 13.1 thereof and replacing them in such Section 13.1 with the following terms and their respective definitions appearing below:

“                                          “Adjusted Quick Ratio” means the ratio of (A) Borrower’s unrestricted cash and unrestricted Cash Equivalents maintained at Bank, plus the amount of Borrower’s net billed accounts receivable, TO (B) the total of Borrower’s current liabilities, but not including non-refundable deferred revenue or maintenance deferred revenue, or, after the 2010 Effective Date, warrant liability expenses.”

“                                          “Quick Ratio Test” As used herein, the “Quick Ratio Test” will be deemed to be met on and after the 2010 Effective Date if Borrower’s Adjusted Quick Ratio according to its most recent financial statements received by Bank is equal to or greater than 1:00 to 1:00.”

“                                          “Revolving Line Maturity Date” is the earliest of (a) June 30, 2010, or (b) the occurrence of an Event of Default.”

7.                                      The Compliance Certificate appearing as Exhibit E to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.  All references in the Loan Agreement to the Compliance Certificate shall be deemed to refer to Exhibit A hereto.

4.                                      FEES.  Borrower shall pay to Bank a modification fee equal to Eight Thousand Seven Hundred Fifty Dollars ($8,750.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except that (a) Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, and (b) Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:	BANK:

MERU NETWORKS, INC.	SILICON VALLEY BANK

By:	By:

Name:	Name:

Title:	Title:

Exhibit A

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	MERU NETWORKS, INC.

The undersigned authorized officer of Meru Networks, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”) (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default. (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the test thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign federal, state and local taxes assessments deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting such certification.  The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificates	Monthly within 30 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Annual financial statement (CPA Audited)	FYE within 180 days	Yes No

Transaction Reports	At the times set forth in Section 6.2(a)(i) of the Agreement	Yes No

A/R & A/P Agings, monthly reconciliations and transaction reports, Transaction Reports (as specified in Section 6.2(a)(ii) of the Agreement)	Monthly within 15 days	Yes No

Annual operating budgets and financial projections	Within 10 Business Days of Board Approval	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain at all times (to be tested as indicated below):

Minimum Bookings (to be tested quarterly)

$11,900,000 for 4/1/08 thru 6/30/08
$14,875,000,000 for 7/1/08 thru 9/30/08
$16,150,000 for 10/1/08 thru 12/31/08
$10,200,000 for 1/1/09 through 3/31/09
$10,400,000 for 4/1/09 through 6/30/09
$12,000,000 for 7/1/09 through 9/30/09
$13,600,000 for 10/1/09 through 12/31/09
$12,300,000 for 1/1/10 through 3/31/10
$14,700,000 for 4/1/10 through 6/30/10

(To be reset on or before June 30, 2010)

		$	Yes No

Adjusted Quick Ratio (to be tested monthly)	0.70:1.00	:1:00	Yes No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Meru Networks, Inc.	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Dated:

Compliance Status: Yes No

56120/1409
1206379.3

SEVENTH LOAN MODIFICATION AGREEMENT

This Seventh Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of June 29, 2010, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, and as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting Section 2.3(a)(i) thereof (entitled “Advances”) in its entirety and replacing such Section 2.3(a)(i) with the following:

“                                          (i) Advances.  Subject to Section 2.3(b), on and after June 29, 2010 [the date of this Loan Modification Agreement], the amounts outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the WSJ Prime Rate in effect from time to time.”

2.                                      The Loan Agreement shall be amended by inserting the following new definition to appear alphabetically in Section 13.1 thereof:

“                                          “WSJ Prime Rate” means, with respect to any day, the “Prime Rate” as quoted in the Wall Street Journal print edition on such day (or, if such day is not a day on which the Wall Street Journal is published, the immediately preceding day on which the Wall Street Journal was published).”

3.                                      The Loan Agreement shall be amended by deleting the definition of “Revolving Line Maturity Date” appearing in Section 13.1 thereof and replacing it with the following definition:

“                                          “Revolving Line Maturity Date” is the earliest of (a) August 31, 2010, or (b) the occurrence of an Event of Default.”

4.                                      FEES.  Borrower shall pay to Bank a modification fee equal to One Thousand Two Hundred Dollars ($1,200.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except that (a) Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, and (b) Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by

Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett White	By:	/s/ Nick Tsiagkas

Name:	Brett White	Name:	Nick Tsiagkas

Title:	CFO	Title:	Relationship Manager

EIGHTH LOAN MODIFICATION AGREEMENT

This Eighth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of September 30, 2010, and is effective as of August 31, 2010, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, and as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting Section 6.9(a) thereof (entitled “Minimum Bookings”) in its entirety and replacing such Section 6.9(a) with the following:

“                                          [Reserved].”

2.                                      The Loan Agreement shall be amended by deleting Section 6.9(b) thereof (entitled “Adjusted Quick Ratio”) in its entirety and replacing such Section 6.9(b) with the following:

“                                          (b) Adjusted Quick Ratio.  (i) Commencing with the month ended March 31, 2009 through and including the month ending July 31, 2010, an Adjusted Quick Ratio of at least 0.70:1.00, and (ii) commencing with the month ending August 31, 2010 and thereafter, an Adjusted Quick Ratio of at least 1.5:1.00.”

3.                                      The Loan Agreement shall be amended by deleting the definition of “Revolving Line Maturity Date” appearing in Section 13.1 thereof and replacing it with the following definition:

“                                          “Revolving Line Maturity Date” is the earliest of (a) October 31, 2010, or (b) the occurrence of an Event of Default.”

4.                                      The Compliance Certificate appearing as Exhibit E to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.  All references in the Loan Agreement to the Compliance Certificate shall be deemed to refer to Exhibit A hereto.

4.                                      FEES.  Borrower shall pay to Bank a modification fee equal to One Thousand Two Hundred Dollars ($1,200.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett White	By:	/s/ Nick Tsiagkas

Name:	Brett White	Name:	Nick Tsiagkas

Title:	CFO	Title:	Relationship Manager

NINTH LOAN MODIFICATION AGREEMENT

This Ninth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 17, 2010, and is effective as of October 31, 2010, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank, and as further amended by a certain Eighth Loan Modification Agreement dated as of September 2010, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the definition of “Revolving Line Maturity Date” appearing in Section 13.1 thereof and replacing it with the following definition:

“                                          “Revolving Line Maturity Date” is the earliest of (a) January 31, 2011, or (b) the occurrence of an Event of Default.”

4.                                      FEES.  Borrower shall pay to Bank a modification fee equal to One Thousand Seven Hundred Fifty Dollars ($1,750.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett T. White	By:	/s/ Nick Tsiagkas

Name:	Brett T. White	Name:	Nick Tsiagkas

Title:	CFO	Title:	Relationship Manager

TENTH LOAN MODIFICATION AGREEMENT

This Tenth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March 9, 2011, and is effective as of January 31, 2011, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank, as further amended by a certain Eighth Loan Modification Agreement dated as of September 2010, between Borrower and Bank, and as further amended by a certain Ninth Loan Modification Agreement dated as of December 17, 2010, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the definition of “Revolving Line Maturity Date” appearing in Section 13.1 thereof and replacing it with the following definition:

“                  “Revolving Line Maturity Date” is the earliest of (a) April 30, 2011, or (b) the occurrence of an Event of Default.”

4.                                      FEES.  Borrower shall pay to Bank a modification fee equal to One Thousand Seven Hundred Fifty Dollars ($1,750.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett T. White	By:	/s/ Nick Tsiagkas

Name:	Brett T. White	Name:	Nick Tsiagkas

Title:	CFO	Title:	Relationship Manager

ELEVENTH LOAN MODIFICATION AGREEMENT

This Eleventh Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of June 9, 2011, and is effective as of April 30, 2011, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank, as further amended by a certain Eighth Loan Modification Agreement dated as of September 2010, between Borrower and Bank, as further amended by a certain Ninth Loan Modification Agreement dated as of December 17, 2010, between Borrower and Bank, and as further amended by a certain Tenth Loan Modification Agreement dated as of March 9, 2011, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.             DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.             DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting Section 6.2 thereof (entitled “Financial Statements, Reports, Certificates”) in its entirety and replacing such Section 6.2 with the following:

“6.2        Financial Statements, Reports, Certificates.

(a)           Borrower shall provide Bank with the following:

(i)            a Transaction Report weekly and at the time of each request for an Advance; provided that, if no Event of Default has occurred and is continuing, Borrower shall not be required to provide Bank with such Transaction Reports at such times if (A) a Streamline Period is in effect, or (B) according to the most recent financial statements of Borrower the Quick Ratio Test has been met;

(ii)           within thirty (30) days after the end of each month,

(A)          monthly accounts receivable agings, aged by invoice date,

(B)          monthly accounts payable agings, aged by invoice date, and outstanding or held cheek registers, if any,

(C)          monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, and general ledger,

(D)          monthly Transaction Reports (including sales, credit memos and collections journals);

(iii)          as soon as available and in any event within thirty (30) days after the end of each month, monthly unaudited financial statements;

(iv)          within thirty (30) days after the end of each month a monthly Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks;

(v)           annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower, and (B) annual financial projections for the following fiscal year (on a quarterly basis), in each case approved by Borrower’s board of directors within thirty (30) days after the last day of Borrower’s prior fiscal year, together with any related business forecasts used in the preparation of such annual financial projections;

(vi)          as soon as available, and in any event within one hundred eighty (180) days following the end of Borrower’s fiscal year, annual financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank; and

(vii)         in the event that Borrower is or becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within five (5) days after filing, all reports on Form 10-K, 10-Q and 8 K filed with the Securities and Exchange Commission or a link thereto on Borrower’s or another website on the Internet.

(b)           Prompt written notice of (i) any material change in the composition of the Intellectual Property (ii) the registration of any Copyright. Including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in the IP Security Agreement, or (iii) Borrower’s knowledge of an event that materially adversely affects the value of the Intellectual Property.”

2.                                      The Loan Agreement shall be amended by deleting Section 6.6 thereof (entitled “Access to Collateral, Books and Records”) in its entirety and replacing such Section 6.6 with the following:

“6.6        Access to Collateral, Books and Records.  At any time during which Credit Extensions under the Revolving Line are outstanding or have been requested, at reasonable times on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books.  Such inspections or audits shall be conducted no more often than twice every twelve (12) months unless an Event of Default has occurred and is continuing.  The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be $850 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses, in the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedules the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.”

3.                                      The Loan Agreement shall be amended by deleting Section 6.9(b) thereof (entitled “Adjusted Quick Ratio”) in its entirety and replacing such Section 6.9(b) with the following:

“              (b) Adjusted Quick Ratio.  (i) Commencing with the month ended March 31, 2009 through and including the month ending July 31, 2010, an Adjusted Quick Ratio of at least 0.70:1.00, (ii) commencing with the month ending August 31, 2010 through and including April 30, 2011, an Adjusted Quick Ratio of at least 1.5:1.00, and (iii) commencing with the month ending May 31, 2011 and thereafter, an Adjusted Quick Ratio of at least 1.75:1.00.”

4.                                      The Loan Agreement shall be amended by inserting the following new Section 6.13 immediately following Section 6.12 thereof (entitled “Further Assurances”):

“6.13      Formation or Acquisition of Subsidiaries.  At the time that Borrower forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after June 9, 2011, at the reasonable request of Bank, Borrower shall (a) cause such new Subsidiary to enter into a joinder to this Agreement to cause such Subsidiary to become a co-borrower hereunder, together with such appropriate security interests, financing statements and/or Control Agreements, all in form and substance satisfactory to Bank (including being sufficient to grant Bank a first priority Lien (subject only to Permitted Liens that expressly have superior priority to Bank’s Lien under this Agreement) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Bank appropriate certificates and powers, pledging all of the direct or beneficial ownership interest in such new Subsidiary in form and substance satisfactory to Bank, and (c) provide to Bank all other documentation in form and substance satisfactory to Bank, including one or more opinions of counsel satisfactory to Bank, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above.  Any document, agreement, or instrument executed or issued pursuant to this Section 6.13 shall be a Loan Document.”

5.                                      The Loan Agreement shall be amended by deleting Section 7.3 thereof (entitled “Mergers and Acquisitions”) in its entirety and replacing such Section 7.3 with the following:

“7.3        Mergers or Acquisitions.  Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another

Person, except for Permitted Acquisitions.  A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.”

6.                                      The Loan Agreement shall be amended by deleting the following terms and their respective definitions appearing in Section 13.1 thereof and replacing them in such Section 13.1 with the following terms and their respective definitions appearing below:

“              “Adjusted Quick Ratio” means the ratio of (A) Borrower’s unrestricted and unencumbered cash, unrestricted and unencumbered Cash Equivalents and investments with maturities of fewer than 12 months determined according to GAAP, plus the amount of Borrower’s net billed accounts receivable, TO (B) the total of Borrower’s current liabilities, but not including (i) non-refundable deferred revenue or maintenance deferred revenue, and (ii) after the 2010 Effective Date, warrant liability expenses.”

“              “Revolving Line Maturity Date” is the earliest of (a) August 31, 2011, or (b) the occurrence of an Event of Default.”

7.                                      The Loan Agreement shall be amended by inserting the following term and its definition, in alphabetical order, in Section 13.1 thereof:

“              “Permitted Acquisitions” is the purchase or other acquisition by Borrower or a Subsidiary of all of the equity interests in, or all or substantially all of the property of, any Person that, upon the consummation thereof, will be wholly-owned directly by Borrower or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation); provided that with respect to each such purchase or other acquisition:

(a)           Borrower shall cause any new Subsidiary to comply with the requirements of Section 6.13; and

(b)           the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same lines of business as one or more of the principal businesses of Borrower and its Subsidiaries in the ordinary course; and

(c)           such purchase or other acquisition shall not include or result in any contingent liabilities unless approved in writing by Bank; and

(d)           Borrower is the surviving legal entity of such purchase or other acquisition; and

(e)           no Event of Default shall have occurred and be continuing or result from such purchase or other acquisition; and

(f)            the pro forma capital structure of Borrower shall be reasonably satisfactory to Bank; and

(g)           the Person (or property, as applicable) to be purchased is located in the United States; and

(h)           Borrower shall provide Bank with at least ten (10) Business Days prior written notice of such purchase or other acquisition in accordance with Section 10, together with a description of the proposed acquisition or purchase, all diligence materials (including, without limitation, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to Bank certifying that, as of the date thereof, the proposed purchase or acquisition is in compliance with Section 6.9(b) hereof and accompanied by calculations in support thereof) and other documents and information reasonably requested by Bank, each of which shall be in form and substance reasonably satisfactory to Bank; and

(i)            Borrower shall provide evidence acceptable to Bank that any assets acquired by Borrower in connection with such purchase or other acquisition are free and clear of all Liens, except for Permitted Liens.”

8.                                      The Compliance Certificate appearing as Exhibit E to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.  All references in the Loan Agreement to the Compliance Certificate shall be deemed to refer to Exhibit A hereto.

B.            Waiver.  Bank hereby waives Borrower’s (a) existing default under the Loan Agreement by virtue of Borrower’s failure to comply with the financial covenant set forth in Section 6.9(b) thereof (Adjusted Quick Ratio) as of the months ending January 31, 2011, February 28, 2011, and March 31, 2011, and (b) anticipated default under the Loan Agreement by virtue of Borrower’s failure to comply with the financial covenant set forth in Section 6.9(b) thereof (Adjusted Quick Ratio) as of the month ended April 30, 2011.  Bank’s waiver of Borrower’s compliance of said financial covenant shall apply only to the foregoing specific periods.

4.             FEES.  Borrower shall pay to Bank a modification fee equal to Two Thousand Three Hundred Thirty-Three Dollars ($2,333.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.             RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.             RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

7.             AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.             CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.             RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.          NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.          CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.          RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.          JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.          CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.          COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett White	By:	/s/ Nick Tsiagkas

Name:	Brett White	Name:	Nick Tsiagkas

Title:	CFO	Title:	Relationship Manager

Exhibit A

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	MERU NETWORKS, INC.

The undersigned authorized officer of Meru Networks, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”) (1) Borrower is in complete compliance for the period ending             with all required covenants except as noted below, (2) there are no Events of Default.  (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the test thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign federal, state and local taxes assessments deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting such certification.  The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificates	Monthly within 30 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Annual financial statement (CPA Audited)	FYE within 180 days	Yes No

Transaction Reports	At the times set forth in Section 6.2(a)(i) of the Agreement	Yes No

A/R & A/P Agings, monthly reconciliations and transaction reports, Transaction Reports (as specified in Section 6.2(a)(ii) of the Agreement)	Monthly within 15 days	Yes No

Board-approved annual operating budgets and financial projections	Within 30 days after prior FYE	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain at all times (to be tested as indicated below):

Adjusted Quick Ratio (to be tested monthly)	*	:1:00	Yes No

*as set forth in Section 6.9(b) of the Loan and Security Agreement.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Meru Networks, Inc.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Dated:

Compliance Status: Yes No

TWELFTH LOAN MODIFICATION AGREEMENT

This Twelfth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of September 23, 2011, and is effective as of August 31, 2011, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank, as further amended by a certain Eighth Loan Modification Agreement dated as of September 2010, between Borrower and Bank, as further amended by a certain Ninth Loan Modification Agreement dated as of December 17, 2010, between Borrower and Bank, as further amended by a certain Tenth Loan Modification Agreement dated as of March 9, 2011, between Borrower and Bank, and as further amended by a certain Eleventh Loan Modification Agreement dated as of June 9, 2011, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the following term appearing in Section 13.1 thereof:

“                                          “Revolving Line Maturity Date” is the earliest of (a) August 31, 2011, or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

“                                          “Revolving Line Maturity Date” is the earliest of (a) October 31, 2011, or (b) the occurrence of an Event of Default.”

4.                                      FEES.  Borrower shall pay to Bank a commitment fee equal to One Thousand One Hundred Sixty-Seven Dollars ($1,167.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett White	By:	/s/ Nick Tsiagkas

Name:	Brett White	Name:	Nick Tsiagkas

Title:	CFO	Title:	Relationship Manager

THIRTEENTH LOAN MODIFICATION AGREEMENT

This Thirteenth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of November 7, 2011, and is effective as of October 31, 2011, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank, as further amended by a certain Eighth Loan Modification Agreement dated as of September 2010, between Borrower and Bank, as further amended by a certain Ninth Loan Modification Agreement dated as of December 17, 2010, between Borrower and Bank, as further amended by a certain Tenth Loan Modification Agreement dated as of March 9, 2011, between Borrower and Bank, as further amended by a certain Eleventh Loan Modification Agreement dated as of June 9, 2011, between Borrower and Bank, and as further amended by a certain Twelfth Loan Modification Agreement dated as of September 23, 2011, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the following term appearing in Section 13.1 thereof:

“                                          “Revolving Line Maturity Date” is the earliest of (a) October 31, 2011, or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

“                                          “Revolving Line Maturity Date” is the earliest of (a) December 31, 2011, or (b) the occurrence of an Event of Default.”

4.                                      FEES.  Borrower shall pay to Bank a commitment fee equal to One Thousand One Hundred Sixty-Seven Dollars ($1,167.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by

Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett T. White	By:	/s/ Nick Tsiagkas

Name:	Brett T. White	Name:	Nick Tsiagkas

Title:	CFO	Title:	Relationship Manager

FOURTEENTH LOAN MODIFICATION AGREEMENT

This Fourteenth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 27, 2011, and is effective as of December 31, 2011, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank, as further amended by a certain Eighth Loan Modification Agreement dated as of September 2010, between Borrower and Bank, as further amended by a certain Ninth Loan Modification Agreement dated as of December 17, 2010, between Borrower and Bank, as further amended by a certain Tenth Loan Modification Agreement dated as of March 9, 2011, between Borrower and Bank, as further amended by a certain Eleventh Loan Modification Agreement dated as of June 9, 2011, between Borrower and Bank, as further amended by a certain Twelfth Loan Modification Agreement dated as of September 23, 2011, between Borrower and Bank, and as further amended by a certain Thirteenth Loan Modification Agreement dated as of November 7, 2011, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the following term appearing in Section 13.1 thereof:

“ “Revolving Line Maturity Date” is the earliest of (a) December 31, 2011, or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

“ “Revolving Line Maturity Date” is the earliest of (a) February 28, 2012, or (b) the occurrence of an Event of Default.”

4.                                      FEES.  Borrower shall pay to Bank a commitment fee equal to One Thousand One Hundred Sixty-Seven Dollars ($1,167.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ KEITH KITCHEN	By:	/s/ CHRISTOPHER SNIDER

Name:	Keith Kitchen	Name:	Christopher Snider

Title:	VP, Corp. Controller	Title:	Managing Director

FIFTEENTH LOAN MODIFICATION AGREEMENT

This Fifteenth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of February 29, 2012, and is effective as of February 28, 2012, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank, as further amended by a certain Eighth Loan Modification Agreement dated as of September 2010, between Borrower and Bank, as further amended by a certain Ninth Loan Modification Agreement dated as of December 17, 2010, between Borrower and Bank, as further amended by a certain Tenth Loan Modification Agreement dated as of March 9, 2011, between Borrower and Bank, as further amended by a certain Eleventh Loan Modification Agreement dated as of June 9, 2011, between Borrower and Bank, as further amended by a certain Twelfth Loan Modification Agreement dated as of September 23, 2011, between Borrower and Bank, as further amended by a certain Thirteenth Loan Modification Agreement dated as of November 7, 2011, between Borrower and Bank, and as further amended by a certain Fourteenth Loan Modification Agreement dated as of December 28, 2011, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together’ with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the following term appearing in Section 1.3.1 thereof:

“                                          “Revolving Line Maturity Date” is the earliest of (a) February 28, 2012, or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

“                                          “Revolving Line Maturity Date” is the earliest of (a) March 31, 2012, or (b) the occurrence of an Event of Default.”

4.                                      FEES.  Borrower shall pay to Bank a commitment fee equal to Five Hundred Eighty Dollars ($580.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by

Borrower..  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett T. White	By:

Name:	Brett T. White	Name:

Title:	CFO	Title:

SIXTEENTH LOAN MODIFICATION AGREEMENT

This Sixteenth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March 29, 2012, and is effective as of March 31, 2012, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank, as further amended by a certain Eighth Loan Modification Agreement dated as of September 2010, between Borrower and Bank, as further amended by a certain Ninth Loan Modification Agreement dated as of December 17, 2010, between Borrower and Bank, as further amended by a certain Tenth Loan Modification Agreement dated as of March 9, 2011, between Borrower and Bank, as further amended by a certain Eleventh Loan Modification Agreement dated as of June 9, 2011, between Borrower and Bank, as further amended by a certain Twelfth Loan Modification Agreement dated as of September 23, 2011, between Borrower and Bank, as further amended by a certain Thirteenth Loan Modification Agreement dated as of November 7, 2011, between Borrower and Bank, as further amended by a certain Fourteenth Loan Modification Agreement dated as of December 28, 2011, between Borrower and Bank, and as further amended by a certain Fifteenth Loan Modification Agreement dated as of February 29, 2012, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting the following term appearing in Section 13.1 thereof:

“                                          “Revolving Line Maturity Date” is the earliest of (a) March 31, 2012, or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

“                                          “Revolving Line Maturity Date” is the earliest of (a) May 31, 2012, or (b) the occurrence of an Event of Default.”

4.                                      FEES.  Borrower shall pay to Bank a commitment fee equal to One Thousand One Hundred Sixty-Seven Dollars ($1,167.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by

Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett White	By:	/s/ Ray Aguilar

Name:	Brett White	Name:	Ray Aguilar

Title:	CFO	Title:	Relationship Manager

SEVENTEENTH LOAN MODIFICATION AGREEMENT

This Seventeenth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of               , 2012, and is effective as of May 31, 2012, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank, as further amended by a certain Eighth Loan Modification Agreement dated as of September 2010, between Borrower and Bank, as further amended by a certain Ninth Loan Modification Agreement dated as of December 17, 2010, between Borrower and Bank, as further amended by a certain Tenth Loan Modification Agreement dated as of March 9, 2011, between Borrower and Bank, as further amended by a certain Eleventh Loan Modification Agreement dated as of June 9, 2011, between Borrower and Bank, as further amended by a certain Twelfth Loan Modification Agreement dated as of September 23, 2011, between Borrower and Bank, as further amended by a certain Thirteenth Loan Modification Agreement dated as of November 7, 2011, between Borrower and Bank, as further amended by a certain Fourteenth Loan Modification Agreement dated as of December 28, 2011, between Borrower and Bank, as further amended by a certain Fifteenth Loan Modification Agreement dated as of February 29, 2012, between Borrower and Bank, and as further amended by a certain Sixteenth Loan Modification Agreement dated as of March 30, 2012, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      The Loan Agreement shall be amended by deleting Section 2.4(c) (Termination Fee) thereof in its entirety.

2.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 4(a) (Grant of Security Interest) thereof:

“Notwithstanding any such termination.  Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations, if such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee (the “Termination Fee”) in an amount equal to one percent (1%) of the Maximum Dollar Amount.”

and inserting in lieu thereof the following:

“Notwithstanding any such termination.  Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations”

3.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 6.3(c) (Collection of Accounts; Lockbox) thereof:

“(2)                           If, according to the most recent financial statements of Borrower the Quick Ratio Test has not been met, Bank shall apply such proceeds to the outstanding Advances, and if all outstanding Advances have been paid in full, Bank shall deposit the remainder into Borrower’s operating account at Bank; and”

4.                                      The Loan Agreement shall be amended by deleting the following Section 6.9(b) (Adjusted Quick Ratio) thereof in its entirety:

“                                          (b)                                 Adjusted Quick Ratio.  (i) Commencing with the month ended March 31, 2009 through and including the month ending July 31, 2010, an Adjusted Quick Ratio of at least 0.70:1.00, (ii) commencing with the month ending August 31, 2010 through and including April 30, 2011, an Adjusted Quick Ratio of at least 1.5:1.00, and (iii) commencing with the month ending May 31, 2011 and thereafter, an Adjusted Quick Ratio of at least 1.75:1.00.”

and inserting in lieu thereof the following:

“                                          (b)                                 Adjusted Quick Ratio.  (i) Commencing with the month ended March 31, 2009 through and including the month ending July 31, 2010, an Adjusted Quick Ratio of at least 0.70:1.00, (ii) commencing with the month ending August 31, 2010 through and including the month ending April 30, 2011, an Adjusted Quick Ratio of at least 1.5:1.00, (iii) commencing with the month ending May 31, 2011 through and including the month ending April 30, 2012, an Adjusted Quick Ratio of at least 1.75:1.00, and (iv) commencing with the month ending May 31, 2012 and thereafter, an Adjusted Quick Ratio of at least 1.25:1.00.”

5.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 7.2 (Changes in Business, Management, Ownership, or Business Locations) thereof:

“In the event Borrower requests Bank’s consent to a transaction which is not permitted by Section 7.2(c) above, and Bank, after a reasonable amount of time to review the same, declines to consent, then, in connection with such transaction, Borrower may terminate this Agreement under Section 4.1 without payment of the Termination Fee provided in Section 4.1.”

6.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 7.3 (Mergers and Acquisitions) thereof:

“In the event Borrower requests Bank’s consent to a merger, consolidation or acquisition which is not permitted by this Section 7.3 and Bank, after a reasonable amount of time to review the same, declines to consent, then, in connection with such merger, consolidation or acquisition, Borrower may terminate this Agreement under Section 4.1 without payment of the Termination Fee provided in Section 4.1.”

7.                                      The Loan Agreement shall be amended by deleting the following term appearing in Section 13.1 thereof:

“                                          “Revolving Line Maturity Date” is the earliest of (a) May 31, 2012, or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

“                                          “Revolving Line Maturity Date” is the earliest of (a) July 31, 2012, or (b) the occurrence of an Event of Default.”

4.                                      CONSENT.   Borrower has requested that Bank consent to the Borrower entering into a secured term loan facility in the principal amount of Twelve Million Dollars ($12,000,000.00) with Venture Lending & Leasing V, Inc. (“VLL”) (the “VLL Facility”).  Subject to the

conditions and in reliance upon the representations and warranties set forth below, Bank hereby (a) consents to the VLL Facility, and (b) agrees the VLL Facility shall not in and of itself constitute an “Event of Default” pursuant to Section 7.4 of the Loan Agreement, provided VLL enters into an Intercreditor Agreement with Bank in form and substance satisfactory to Bank within ten (10) days of the date of this Loan Modification Agreement.

5.                                      FEES.  Borrower shall pay to Bank a commitment fee equal to One Thousand One Hundred Sixty-Seven Dollars ($1,167.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

7.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the “Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

8.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

9.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

10.                               RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

11.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

12.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

13.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

14.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

15.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

16.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:	BANK:

MERU NETWORKS, INC.	SILICON VALLEY BANK

By:	By:

Name:	Name:

Title:	Title:

EIGHTEENTH LOAN MODIFICATION AGREEMENT

This Eighteenth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of July 31, 2012, and is effective as of July 31, 2012, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”) and MERU NETWORKS, INC., a Delaware corporation with its chief executive office located at 894 Ross Drive, Sunnyvale, California 94089 (“Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 29, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 29, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 30, 2007, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of July 30, 2008, between Borrower and Bank, as further amended by a certain Third Loan Modification Agreement dated as of November 30, 2008, between Borrower and Bank, as further amended by a certain Fourth Loan Modification Agreement dated as of February 26, 2009, between Borrower and Bank, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2009, between Borrower and Bank, as further amended by a certain Sixth Loan Modification Agreement dated as of March 22, 2010, between Borrower and Bank, as further amended by a certain Seventh Loan Modification Agreement (“Seventh Amendment”) dated as of June 29, 2010, between Borrower and Bank, as further amended by a certain Eighth Loan Modification Agreement dated as of September 2010, between Borrower and Bank, as further amended by a certain Ninth Loan Modification Agreement dated as of December 17, 2010, between Borrower and Bank, as further amended by a certain Tenth Loan Modification Agreement dated as of March 9, 2011, between Borrower and Bank, as further amended by a certain Eleventh Loan Modification Agreement dated as of June 9, 2011, between Borrower and Bank, as further amended by a certain Twelfth Loan Modification Agreement dated as of September 23, 2011, between Borrower and Bank, as further amended by a certain Thirteenth Loan Modification Agreement dated as of November 7, 2011, between Borrower and Bank, as further amended by a certain Fourteenth Loan Modification Agreement dated as of December 28, 2011, between Borrower and Bank, as further amended by a certain Fifteenth Loan Modification Agreement dated as of February 29, 2012, between Borrower and Bank, as further amended by a certain Sixteenth Loan Modification Agreement dated as of March 30, 2012, between Borrower and Bank, and as further amended by a certain Seventeenth Loan Modification Agreement dated as of June 7, 2012, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement dated as of January 29, 2007, between Borrower and Bank (the “IP Security Agreement” and together with the Loan Agreement and any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1.                                      Notwithstanding Section 2.1.1 of the Loan Agreement, during a Quarterly Advance Period, (i) each Advance shall be made on the date that is as close to the last day of each fiscal quarter of Borrower as practical, but in no case shall any Advance be made earlier than three (3) Business Days prior to the last day of each fiscal quarter of Borrower, and (ii) each Advance, the unpaid interest thereon, and all other Obligations relating to the Revolving Line, shall be due and payable as soon as practical, but in no case later than the earliest to occur of (a) three (3) Business Days after the last day of each fiscal quarter of Borrower, (b) an Event of Default, and (c) the Revolving Line Maturity Date.

2.                                      The Loan Agreement shall be amended by deleting each of (i) Section 2.1.1(b) (Revolving Advances — Streamline Period), (ii) Section 2.1.2 (Letters of Credit Sublimit), (iii) Section 2.1.3 (Foreign Exchange Sublimit), (iv) Section 2.1.4 (Cash Management Services Sublimit), and (v) Section 2.1.5 (Overall Aggregate Sublimit) in their entirety.

3.                                      The Loan Agreement shall be amended by deleting the following Section 2.4(b) thereof in its entirety:

“(b)                           Letter of Credit Fee.  Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit; and”

4.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 4.1 (Grant of Security Interest) thereof:

“Notwithstanding any such termination.  Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations.  Upon payment in full of the Obligations and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall release its liens and security interests in the Collateral and all rights therein shall revert to Borrower.”

and inserting in lieu thereof the following:

“Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank.  Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that expressly have superior priority to Bank’s Lien in this Agreement).

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are satisfied in full, and at such time, Bank shall, at Borrower’s sole cost and expense, terminate its security interest in the Collateral and all rights therein shall revert to Borrower.  In the event (a) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (b) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment consistent with Bank’s then current practice for Bank Services, if any.  In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to (i) one hundred five percent (105.0%) of the face amount of all such Letters of Credit denominated in Dollars and (ii) one hundred ten percent (110.0%) of the Dollar Equivalent of the face amount of all such Letters of Credit denominated in a Foreign Currency plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.”

5.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 6.2(a) (Financial Statements, Reports, Certificates) thereof:

“(i)                               a Transaction Report weekly and at the time of each request for an Advance; provided that, if no Event of Default has occurred and is continuing, Borrower shall not be required to provide Bank with such Transaction Reports at such times if (A) a Streamline Period is in effect, or (B) according to the most recent financial statements of Borrower the Quick Ratio Test has been met;

(ii)                                  within thirty (30) days after the end of each month,

(A)                               monthly accounts receivable agings, aged by invoice date,

(B)                               monthly accounts payable agings, aged by invoice date, and outstanding or held cheek registers, if any,

(C)                               monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, and general ledger,

(D)                               monthly Transaction Reports (including sales, credit memos and collections journals);”

and inserting in lieu thereof the following:

“(i)                               (A) a Transaction Report (including sales, credit memos and collections journals), and (B) reconciliations of accounts receivable agings (aged by invoice date), and general ledger, within thirty (30) days of the last day of each month and at the time of each request for an Advance; provided that, if no Event of Default has occurred and is continuing, Borrower shall provide Bank with such Transaction Reports and reconciliations of accounts receivable agings and general ledger with thirty (30) days of the last day of each fiscal quarter of Borrower for such times if (A) a Quarterly Advance Period is in effect, or (B) there are no outstanding Credit Extensions and no Credit Extensions have been requested;

(ii)                                  within thirty (30) days after the end of each month,

(A)                               monthly accounts receivable agings, aged by invoice date,

(B)                               monthly accounts payable agings, aged by invoice date, and outstanding or held cheek registers, if any;”

6.                                      The Loan Agreement shall be amended by deleting the following text appearing in Section 6.3(c) (Collection of Accounts; Lockbox) thereof:

“(1)                           If, according to the most recent financial statements of Borrower the Quick Ratio Test has been met, Bank shall deposit such proceeds into Borrower’s operating account at Bank, provided no Default or an Event of Default has occurred and is continuing; and”

and inserting in lieu thereof the following:

“(1)                           During a Streamline Period, provided a Quarterly Advance Period is not in effect, Bank shall deposit such proceeds into Borrower’s operating account at Bank, provided no Default or an Event of Default has occurred and is continuing.  At all other times, Bank shall apply such proceeds to the outstanding Advances, and if all outstanding Advances have been paid in full,

Bank shall deposit the remainder into Borrower’s operating account at Bank; and”

7.                                      The Loan Agreement shall be amended by inserting the following text to appear at the end of Section 12.8 (Survival) thereof:

“Without limiting the foregoing, except as otherwise provided in Section 4.1, the grant of security interest by Borrower in Section 4.1 shall survive until the termination of all Bank Services Agreements.”

8.                                      The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

“                                          “Availability Amount” is at any time

(a) the lesser of (i) the Maximum Dollar Amount minus the Term Loan Reserve or (ii) the Borrowing Base minus the Term Loan Reserve, minus

(b) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus

(c) an amount equal to the Letter of Credit Reserves, minus

(d) the FX Reserve, minus

(e) amounts used for Cash Management Services, and minus

(e) the outstanding principal balance of any Advances (including any amounts used for Cash Management Services).”

“                                          “Credit Extension” is the Term Loan, any Advance, Letter of Credit, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.”

“                                          “FX Forward Contract” is defined in Section 2.1.3.”

“                                          “Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.2.”

“                                          “Loan Documents” are, collectively, this Agreement, the Perfection Certificate, the IP Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower or any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.”

“                                          “Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, the Growth Capital Loan Agreement or otherwise, including, without limitation, all obligations relating to letters of credit, cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.”

“                                          “Quick Ratio Test” As used herein, the “Quick Ratio Test” will be deemed to be met on and after the 2010 Effective Date if Borrower’s Adjusted Quick Ratio according to its most recent financial statements received by Bank is equal to or greater than 1.00 to 1.00.”

“                                          “Revolving Line Maturity Date” is the earliest of (a) July 31, 2012, or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

“                                          “Availability Amount” is at any time (a) the lesser of (i) the Maximum Dollar Amount or (ii) the Borrowing Base, minus (b) the outstanding principal balance of any Advances.”

“                                          “Credit Extension” is the Term Loan, any Advance, or any other extension of credit by Bank for Borrower’s benefit.”

“                                          “FX Forward Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.”

“                                          “Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity or similar agreement.”

“                                          “Loan Documents” are, collectively, this Agreement, the Perfection Certificate, the IP Agreement, any Bank Services Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower or any Guarantor and/or for the benefit of Bank, all as amended, restated, or otherwise modified.”

“                                          “Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.”

“                                          “Quick Ratio Test” As used herein, the “Quick Ratio Test” will be deemed to be met on and after the 2012 Effective Date if Borrower’s Adjusted Quick Ratio according to its most recent financial statements received by Bank is equal to or greater than 1.40 to 1.00.”

“                                          “Revolving Line Maturity Date” is the earliest of (a) July 30, 2013, or (b) the occurrence of an Event of Default.”

9.                                      The Loan Agreement shall be amended by inserting the following new definitions to appear in Section 13.1 thereof:

“                                          “2012 Effective Date” is July 31, 2012.”

“                                          “Bank Services” are any products, credit services and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).”

“                                          “Bank Services Agreement” is defined in the definition of “Bank Services” in Section 13.1.”

“                                          “Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.”

“                                          “Net Income” means for any period as at any date of determination, the net profit (or loss), after taxes, of Borrower excluding stock compensation and other non-cash items.”

“                                          “Profitability Threshold” is defined in the definition of “Quarterly Advance Period Termination Date” in Section 13.1.”

“                                          “Quarterly Advance Period” means each time period commencing on a Quarterly Advance Period Commencement Date and terminating on a Quarterly Advance Period Termination Date.”

“                                          “Quarterly Advance Period Commencement Date” is, as applicable, (i) the 2012 Effective Date, and (ii) any date after a Quarterly Advance Termination Date on which Borrower has failed to maintain the Profitability Threshold.”

“                                          “Quarterly Advance Period Termination Date” is each date on which Bank has confirmed, in its sole and absolute discretion, that Borrower has achieved two (2) consecutive quarters of increasing profitability of at least One Million Dollars ($1,000,000.00) per quarter (based on non-GAAP income, and excluding stock compensation and other non-cash items), and Borrower maintains such profitability (i.e., at least One Million Dollars ($1,000,000.00) per quarter, as of such date of determination (the “Profitability Threshold”).”

“                                          “Streamline Period” is the period of time during which, in Bank’s determination, either (a) based on the most recent financial statements of Borrower, the Quick Ratio Test has been met, or (ii) no Credit Extensions are outstanding and no Credit Extensions have been requested.”

10.                               The Compliance Certificate appearing as Exhibit E to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.  All references in the Loan Agreement to the Compliance Certificate shall be deemed to refer to Exhibit A hereto.

4.                                      FEES.  Borrower shall pay to Bank a commitment fee equal to Seven Thousand Dollars ($7,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                      RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, which shall remain in full force and effect.

6.                                      RATIFICATION OF REPRESENTATIONS AND WARRANTIES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Representations and Warranties dated as of January 9, 2007, between Borrower and Bank (the

“Representations and Warranties”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Representations and Warranties have not changed, as of the date hereof, except (a) that Borrower has an additional subsidiary, Meru Networks International, Inc., a Delaware corporation, (b) that Borrower’s chief executive address is 894 Ross Drive, Sunnyvale, California 94089, and (c) as set forth on Annex A of the Seventh Amendment.

7.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

8.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                               NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.                               RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.                               JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

14.                               CONFIDENTIALITY.  Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

15.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed under the laws of the State of California as of the date first written above.

BORROWER:		BANK:

MERU NETWORKS, INC.		SILICON VALLEY BANK

By:	/s/ Brett White	By:	/s/ Jean Lee

Name:	Brett White	Name:	Jean Lee

Title:	CFO	Title:	Deal Team Leader

Exhibit A

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	MERU NETWORKS, INC.

The undersigned authorized officer of Meru Networks, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”) (1) Borrower is in complete compliance for the period ending           with all required covenants except as noted below, (2) there are no Events of Default. (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the test thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign federal, state and local taxes assessments deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting such certification.  The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificates	Monthly within 30 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Annual financial statement (CPA Audited)	FYE within 180 days	Yes No
Transaction Reports and reconciliations	At the times set forth in Section 6.2(a)(i) of the Agreement	Yes No
A/R & A/P Agings	Monthly within 30 days	Yes No
Board-approved annual operating budgets and financial projections	Within 30 days after prior FYE	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain at all times (to be tested as indicated below):
Adjusted Quick Ratio (to be tested monthly)	*	:1:00	Yes No

*as set forth in Section 6.9(b) of the Loan and Security Agreement.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Meru Networks, Inc.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Dated:

Compliance Status: Yes No